 PROSPECTUS

January 1, 2024, as amended January 30, 2024

Green California Tax-Free Income Fund, Investor Shares: CFNTX

S&P 500 Index Fund, Investor Shares: SPFIX, K Shares: SPXKX

S&P MidCap Index Fund, Investor Shares: SPMIX, K Shares: MIDKX

S&P SmallCap Index Fund, Investor Shares: SMCIX, K Shares: SMLKX

Shelton Equity Income Fund, Investor Shares: EQTIX, K Shares: EQTKX

Nasdaq-100 Index Fund, Investor Shares: NASDX, K Shares: NDXKX, Institutional Shares: NQQQX

U.S. Government Securities Fund, Investor Shares: CAUSX, K Shares: CAUKX

The United States Treasury Trust, Investor Shares: UTSXX

Shelton Sustainable Equity Fund, Investor Shares: NEXTX, Institutional Shares: NEXIX

The Securities and Exchange Commission has not approved or disapproved these securities or passed on whether the information in this prospectus is adequate or accurate. Any representation to the contrary is a criminal offense. The Funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution or government entity such as the Federal Deposit Insurance Corporation (FDIC). Some Funds or classes in this Prospectus may not be available in your state. Please check with your advisor to determine those funds and classes available for sale in your state. The information contained in this Prospectus relates to Investor Shares, K Shares, and Institutional Shares of the Funds unless otherwise noted.

GREEN CALIFORNIA TAX-FREE INCOME FUND Ticker Symbol: CFNTX

Investment Objective

The Fund’s investment objective is to seek high current tax-free income for California residents.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy, hold and sell shares of the Fund. The table and example do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling shares.

Shareholder Fees (fee paid directly from your investment)
Sales and redemption charges	none
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50%
Distribution (12b-1) fees	none
Other expenses	0.20%
Shareholder Service Fees	none
Total Annual Fund Operating Expense	0.70%

A $10 account fee may be charged to accounts with a balance of less than $10,000.

Example of Expenses

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
CFNTX	$72	$224	$390	$871

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating expenses or in the Example of Expenses, affect the Fund’s performance. During the most recent fiscal year ended August 31, 2023, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in municipal bonds issued by the State of California and various municipalities located within California. Generally, these bonds are rated in one of the four highest ratings (investment grade) by an independent rating organization such as Standard & Poor’s, Moody’s or Fitch. In some cases, securities are not rated by independent agencies. The Fund will generally purchase an unrated security only if Shelton Capital Management, the investment advisor to the Fund, believes the security is of similar quality to an investment-grade issue. Shelton Capital Management will seek to invest in municipal bonds that meet environmental, social and governance screens so that the Fund may be considered a green municipal bond fund. In evaluating environmental, social and governance considerations, Shelton Capital Management uses criteria including, but not limited to, use of bond proceeds, expected environmental impact, the source of revenues for repayment, and the reputation of the issuer. Generally, the interest on municipal bonds is not subject to federal and California personal income taxes. Under normal market conditions, it is the Fund’s fundamental policy to invest at least 80% of its total assets (which includes the amount of any borrowings for investment purposes) in California municipal bonds, that are exempt from federal and California state income taxes, although generally the percentage is much higher. California municipal bonds include municipal bonds issued by the State of California and various municipalities located within California. This policy with respect to exemption from federal and California state income taxes is a fundamental policy of the Fund and may not be changed without shareholder approval. Under normal market conditions, the Fund invests 80% of the net assets of the Fund (which includes the amount of any borrowings for investment purposes) in municipal bonds that meet environmental, social and governance screens that Shelton Capital Management evaluates as making such investments “green” investments for this purpose. In evaluating environmental, social and governance considerations, Shelton Capital Management uses criteria including, but not limited to, use of bond proceeds, expected environmental impact, the source of revenues for repayment, and the reputation of the issuer. These policies with respect to California and “green” investments may not be changed unless Fund shareholders are given at least 60 days prior notice. The Fund’s duration typically ranges from four to twelve years. Although the Fund is not prevented from holding bonds whose interest is subject to the federal alternative minimum tax (“AMT”), Shelton Capital Management seeks to invest primarily in non-AMT bonds. Shelton Capital Management may sell portfolio securities for a variety of reasons, including when it believes such securities are no longer consistent with the Fund’s investment objective, other securities appear to offer more compelling opportunities, or to meet redemption requests. Changes in the rating of a security will not necessarily result in the sale of that security.

The Fund is non-diversified which means it may invest a large percentage of its assets in the securities of a particular issuer as compared with other types of mutual funds. Accordingly, a chance exists that the Fund’s performance may be hurt disproportionately by poor performance of a relatively few number of securities or by factors that impact a relatively small number of issuers.

Principal Risks of Investing

You could lose money by investing in the Fund, and the Fund could underperform other investments. You should expect the Fund’s share price and total return to fluctuate. The Fund’s performance could be hurt by:

Interest Rate Risk. Debt security prices may decline due to rising interest rates. The price of debt securities with longer maturities is typically affected more by rising interest rates than the price of debt securities with shorter maturities.

Call Risk. If interest rates fall, issuers of callable bonds may repay securities with higher interest rates before maturity. This could cause the Fund to lose potential price appreciation and reinvest the proceeds in securities with lower interest rates or more credit risk.

Credit Risk. An issuer or guarantor of a debt security may be unable or unwilling to make scheduled payments of interest and principal. Actual or perceived deterioration in an issuer’s or guarantor’s financial condition may affect a security’s value.

Liquidity Risk. The Fund may not be able to purchase or sell a security in a timely manner or at desired prices or achieve its desired weighting in a security. Liquidity risk may result from the lack of an active market or a reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified under circumstances that cause increased supply in the market due to unusually high selling activity.

ESG Risk. The Fund’s consideration of ESG factors as part of its investment strategy may limit the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds that do not consider ESG factors. The Fund’s consideration of ESG factors may result in the Fund investing in securities or industry sectors that underperform the market as a whole, or forgoing opportunities to invest in securities that might otherwise be advantageous to buy. The Fund may also underperform other funds that apply different ESG standards.

Income Risk. The income you earn from a Fund may decline due to declining interest rates. This is because, in a falling interest rate environment, a Fund generally will have to invest the proceeds from sales of Fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see “Call Risk” above), into lower-yielding securities.

Manager Risk. Shelton Capital Management’s opinion about the intrinsic worth or creditworthiness of an issuer or security may be incorrect or the market may continue to undervalue an issuer or security. Shelton Capital Management may not make timely purchases or sales of securities for the Fund.

Non-Diversification Risk. To the extent the Fund is managed as a non-diversified investment company, it is subject to the greater risk that the value of a specific security can perform differently from the market as a whole for reasons related to the issuer, such as operational performance, financial leverage and investment- level performance. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. Additionally, the Fund may be subject to greater risk, because the Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

U.S. Municipal Bond Risk. Like other bonds, U.S. municipal bonds are subject to credit risk, interest rate risk, liquidity risk, and call risk. However, the obligations of some municipal issuers may not be enforceable through the exercise of traditional creditors’ rights. The reorganization under federal bankruptcy laws of a municipal bond issuer may result in the bonds being cancelled without payment or repaid only in part, or in delays in collecting principal and interest.

State-Specific Risk. Since the Fund only invests in securities issued by entities in the state of California, it is exposed to economic and political developments in California that negatively impact those issuers.

Bankruptcy Risk. The risk that an issuer seeks protection under bankruptcy laws. In such a circumstance, the principal value of the bond would be expected to decline.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.

Recent Market Events Risk: U.S. and international markets have experienced and may continue to experience volatility in recent months and years due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East, and the impact of the coronavirus (COVID-19) global pandemic. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.

Bar Chart and Performance Table

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows calendar year returns and the average annual total return table indicates risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. These figures assume that all distributions are reinvested. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results. Updated performance information may be obtained on our website www.sheltoncap.com or by calling 1-(800) 955-9988.

Best Quarter: 2.94% (Q4, 2022)

Worst Quarter: -4.74% (Q1, 2022)

Year to date performance as of 9/30/2023: -1.25%

Date of inception: 12/4/85

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Return (for the period ended 12/31/22)
Green California Tax-Free Income Fund	1 year	5 years	10 years
Return Before Taxes	-6.28%	0.47%	1.27%
Return After Taxes on Distributions	-6.28%	0.45%	1.24%
Return After Taxes on Distributions and Sale of Fund Shares	-3.25%	0.77%	1.47%
Bloomberg U.S. Municipal Index	-8.53%	1.25%	2.13%

It is not possible for individuals to invest directly in an index. Performance figures for an index do not reflect deductions for sales charges, commissions, expenses or taxes.

Fund Management

Shelton Capital Management serves as the investment advisor to the Fund. The portfolio management team is comprised of Peter Higgins, Head of Fixed Income and Senior Fixed Income Portfolio Manager, and by Portfolio Managers William Mock, and Stephen C. Rogers. Mr. Higgins joined Shelton Capital Management in October of 2022. Mr. Mock has been the Fund’s lead portfolio manager since 2010. Mr. Rogers has been a portfolio manager of the Fund since 2003.

Other Important Information about Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries please turn to the “Summary of Other Important Information About Fund Shares” section on page 26 of this prospectus.

S&P 500 INDEX FUND Ticker Symbols: SPFIX and SPXKX

Investment Objective

The Fund’s investment objective is to attempt to replicate the total return of the U.S. stock market as measured by the S&P 500 Composite Stock Price Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy hold, and sell shares of the Fund. The table and example do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling shares.

Shareholder Fees (fee paid directly from your investment)	SPFIX	SPXKX
Sales and redemption charges	none	none
Annual Account Fee	$10.00	$10.00
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.25%	0.25%
Distribution (12b-1) fees	none	0.25%
Other Expenses	0.16%	0.41%
Shareholder Service Fees	none	0.25%
Total annual operating expenses	0.41%	0.91%

A $10 account fee may be charged to accounts.

Example of Expenses

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
SPFIX	$52	$162	$280	$618
SPXKX	$103	$320	$554	$1,220

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example of Expenses, affect the Fund’s performance. During the most recent fiscal year ended August 31, 2023, the Fund’s portfolio turnover rate was 1% of the average value of its portfolio.

Principal Investment Strategies

The S&P 500 Index Fund seeks to provide investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor’s 500 Composite Stock Price Index. The S&P 500 Index includes the common stocks of 500 leading U.S. companies from a broad range of industries. Standard & Poor’s, which maintains the Index, makes all determinations regarding the inclusion of stocks in the Index. Each stock is weighted in proportion to its total market value. The Fund is passively managed. It invests primarily in the stocks that make up the Index so that the weighting of each stock in the portfolio approximates the Index. Shelton Capital Management, the investment advisor to the Fund, seeks to maintain a return correlation of at least 0.95 to the S&P 500 Index (a return correlation of 1.00 is perfect). Under normal market conditions, it is the Fund’s policy to invest at least 80% of its total assets (which includes the amount of any borrowings for investment purposes) in the underlying stocks of the Index. The S&P 500 Index is a well-known stock market index that includes common stocks of companies representing approximately 92% of the total market Index as measured by the S&P Composite 1500. As of November 30, 2023, companies included in the Index range from $4.5 billion to $2,954 billion in market capitalization. The median market capitalization of the stocks in the S&P 500 Index is approximately $31.2 billion. The Fund may invest in futures contracts, which are a type of derivative. The Fund generally maintains some short-term securities and cash equivalents in the portfolio to meet redemptions and needs for liquidity. Shelton will typically buy futures contracts so that the market value of the futures replicates the difference between the net assets of the fund and the equity holdings. This helps minimize the tracking error of the Fund.

The Fund invests in large companies from many sectors. In doing so, the Fund is not as sensitive to the movements of a single company’s stock or a single economic sector. However, during periods where investment alternatives such as MidCap stocks, SmallCap stocks, bonds and money market instruments outperform LargeCap stocks, we expect the performance of the Fund to underperform other mutual funds that invest in these alternatives. The S&P 500 Index is a capitalization-weighted index, meaning companies are weighted based on their size. Thus, poor performance of the largest companies could result in negative performance of the index and the Fund.

Principal Risks of Investing

You could lose money by investing in the Fund, and the Fund could underperform other investments. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund’s performance could be hurt by:

Equity Risk. Equity securities can be volatile and may decline in value because of changes in the actual or perceived financial condition of their issuers or other events affecting their issuers. The Fund’s target index may, at times, become focused in stocks of a particular sector, category or group of companies, which could cause Fund to underperform the overall stock market.

Market Exposure Risk. Investment prices may increase or decrease, sometimes suddenly and unpredictably, due to general market conditions. The Fund is primarily invested in the U.S. stock market and is designed to track passively the performance of the large-cap sector. In an attempt to accurately track the performance of the S&P 500 Index, the Fund does not intend to take steps to reduce its market exposure.

Economic and Political Risks. The impact of positive or negative economic and political events could be short-term (by causing a change in the market that is corrected in a year or less) or long-term (by causing a change in the market that may last for many years). Events may affect one sector of the economy or a single stock, but may not have a significant impact on the overall market.

Tracking Error Risk. A Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the underlying index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the underlying index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s net asset value), differences in transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or other distributions, interest, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, changes to the underlying index or the costs to the Fund of complying with various new or existing regulatory requirements. These risks may be heightened during times of increased market volatility or other unusual market conditions. In addition, tracking error may result because the Fund incurs fees and expenses, while the underlying index does not.

LargeCap Stock Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Stock Futures Risk. Although the Fund’s primary risks are associated with changes in the stock market, there are other risks associated with the Fund. These risks generally apply to how well the Fund tracks the Index. For example, the Fund invests in futures contracts to the extent that it holds cash in the portfolio. If these futures contracts do not track the Index, the Fund’s performance relative to the Index will change.

Information Technology Sector Risk. Companies in the information technology sector may be adversely affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, both domestically and internationally, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and competition for the services of qualified personnel. Companies in the information technology sector also face competition or potential competition with numerous alternative technologies. In addition, the highly competitive information technology sector may cause the prices for these products and services to decline in the future.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.

Recent Market Events Risk: U.S. and international markets have experienced and may continue to experience volatility in recent months and years due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East, and the impact of the coronavirus (COVID-19) global pandemic. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.

Bar Chart and Performance Table

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows calendar year returns and the average annual total return table indicates risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. These figures assume that all distributions are reinvested. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results. Updated performance information may be obtained on our website www.sheltoncap.com or by calling (800) 955-9988.

Best Quarter: 20.46% (Q2, 2020)

Worst Quarter: -19.75% (Q1, 2020)

Year to date performance as of 9/30/2023: 12.67%

Date of inception: 4/20/92

The returns above are for the Investor share class of the Fund. The Class K shares would have substantially similar annual returns to the Investor share class because the classes are invested in the same portfolio securities. The Class K shares’ returns will be lower over the long-term when compared to the Investor share class’s returns to the extent that the Investor share class has lower expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for only Investor share class. After tax-returns for other share classes of the Fund will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Return (for the period ended 12/31/22)
S&P 500 Index Fund	1 year	5 years	10 years
Investor Shares: SPFIX
Return Before Taxes	-18.30%	8.99%	12.20%
Return After Taxes on Distributions	-19.25%	7.42%	10.83%
Return After Taxes on Distributions and Sale of Fund Shares	-11.02%	7.04%	9.98%
K Shares: SPXKX
Return Before Taxes	18.70%	8.45%	11.64%
S&P 500 Composite Stock Price Index	-18.13%	9.40%	12.54%

It is not possible for individuals to invest directly in an index. Performance figures for an index do not reflect deductions for sales charges, commissions, expenses or taxes.

Fund Management

Shelton Capital Management serves as the investment advisor to the Fund. The Fund is managed by a team consisting of Stephen C. Rogers and Anthony Jacoby who have been the Fund’s portfolio managers since 2003, and 2022, respectively.

Other Important Information about Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries please turn to the “Summary of Other Important Information About Fund Shares” section on page 26 of this prospectus.

S&P MIDCAP INDEX FUND Ticker Symbols: SPMIX and MIDKX

Investment Objective

The Fund’s investment objective is to attempt to replicate the performance of medium-sized U.S. companies as measured by the S&P MidCap 400 Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy, hold and sell shares of the Fund. The table and example do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling shares.

Shareholder Fees (fee paid directly from your investment)	SPMIX	MIDKX
Sales and redemption charges	none	none
Annual Account Fee	$10.00	$10.00
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.40%	0.40%
Distribution (12b-1) fees	none	0.25%
Other Expenses	0.18%	0.43%
Shareholder Service Fees	none	0.25%
Total annual operating expenses	0.58%	1.08%

A $10 account fee may be charged to accounts.

Example of Expenses

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
SPMIX	$69	$216	$374	$826
MIDKX	$120	$373	$645	$1,417

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended August 31, 2023, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies

The S&P MidCap Index Fund seeks to provide investment results that correspond to the total return of publicly traded common stocks of medium-size domestic companies, as represented by the S&P MidCap 400 Index. The S&P MidCap 400 Index includes the common stocks of 400 medium-sized U.S. companies from a broad range of industries. Standard & Poor’s, which maintains the Index, makes all determinations regarding the inclusion of stocks in the Index. Each stock is weighted in proportion to its total market value. The Fund is passively managed. It invests primarily in the stocks that make up the S&P MidCap 400 Index so that the weighting of each stock in the portfolio approximates the Index. Shelton Capital Management, the investment advisor to the Fund, seeks to maintain a return correlation of at least 0.95 to the S&P MidCap 400 Index (a return correlation of 1.00 is perfect). Under normal market conditions, it is the Fund’s policy to invest at least 80% of its total assets (which includes the amount of any borrowings for investment purposes) in the underlying stocks of the Index. The S&P MidCap 400 Index is a recognized stock market index that includes common stocks of companies, representing approximately 5.6% of the total market index as measured by the S&P Composite 1500. As of November 30, 2023, companies included in the S&P MidCap 400 Index range from $2.2 billion to $33 billion in market capitalization. The median market capitalization of the stocks in the S&P MidCap 400 Index is approximately $5.8 billion. The Fund may invest in futures contracts, which are a type of derivative. The Fund generally maintains some short-term securities and cash equivalents in the portfolio to meet redemptions and needs for liquidity. Shelton will typically buy futures contracts so that the market value of the futures replicates the difference between the net assets of the fund and the equity holdings. This helps minimize the tracking error of the Fund.

The Fund invests in mid-sized companies from many sectors. In doing so, the Fund is not as sensitive to the movements of a single company’s stock or a single economic sector. However, during periods where investment alternatives such as LargeCap stocks, SmallCap stocks, bonds and money market instruments outperform MidCap stocks, we expect the performance of the Fund to underperform other mutual funds that invest in these alternatives. The S&P MidCap 400 Index is a capitalization-weighted index, meaning companies are weighted based on their size. Thus, poor performance of the largest companies could result in negative performance of the Index and the Fund.

Principal Risks

You could lose money by investing in the Fund, and the Fund could underperform other investments. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund’s performance could be hurt by:

Equity Risk. Equity securities can be volatile and may decline in value because of changes in the actual or perceived financial condition of their issuers or other events affecting their issuers. The Fund’s target index may, at times, become focused in stocks of a particular sector, category or group of companies, which could cause Fund to underperform the overall stock market.

Tracking Error Risk. A Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the underlying index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the underlying index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s net asset value), differences in transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or other distributions, interest, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, changes to the underlying index or the costs to the Fund of complying with various new or existing regulatory requirements. These risks may be heightened during times of increased market volatility or other unusual market conditions. In addition, tracking error may result because the Fund incurs fees and expenses, while the underlying index does not.

MidCap Stock Risk. The risk that stocks of relatively smaller capitalization within the midcap range of companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Relatively smaller capitalization companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

Market Exposure Risk. Investment prices may increase or decrease, sometimes suddenly and unpredictably, due to general market conditions. The Fund is primarily invested in the U.S. stock market and is designed to track passively the performance of the midcap sector. In an attempt to accurately track the performance of the MidCap 400 Index, the Fund does not intend to take steps to reduce its market exposure.

Economic and Political Risks. The impact of positive or negative economic and political events could be short-term (by causing a change in the market that is corrected in a year or less) or long-term (by causing a change in the market that may last for many years). Events may affect one sector of the economy or a single stock, but may not have a significant impact on the overall market.

Stock Futures Risk. Although the Fund’s primary risks are associated with changes in the stock market, there are other risks associated with the Fund. These risks generally apply to how well the Fund tracks the Index. For example, the Fund invests in futures contracts to the extent that it holds cash in the portfolio. If these futures contracts do not track the Index, the Fund’s performance relative to the Index will change.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.

Recent Market Events Risk: U.S. and international markets have experienced and may continue to experience volatility in recent months and years due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East, and the impact of the coronavirus (COVID-19) global pandemic. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.

Bar Chart and Performance Table

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows calendar year returns and the average annual total return table indicates risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. These figures assume that all distributions are reinvested. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results. Updated performance information may be obtained on our website www.sheltoncap.com or by calling (800) 955-9988.

Best Quarter: 24.72% (Q4, 2020)

Worst Quarter: -29.68% (Q1, 2020)

Year to date performance as of 9/30/2023: 3.98%

Date of inception: 4/20/92

The returns above are for the Investor share class of the Fund. The Class K shares would have substantially similar annual returns to the Investor share class because the classes are invested in the same portfolio securities. The Class K shares’ returns will be lower over the long-term when compared to the Investor share class’s returns to the extent that the Investor share class has lower expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for only Investor share class. After tax-returns for other share classes of the Fund will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Return (for the period ended 12/31/22)
S&P MidCap Index Fund	1 year	5 years	10 years
Investor Shares: SPMIX
Return Before Taxes	-13.32%	6.35%	10.50%
Return After Taxes on Distributions	-14.91%	4.13%	8.11%
Return After Taxes on Distributions and Sale of Fund Shares	-7.28%	4.73%	8.24%
K Shares: MIDKX
Return Before Taxes	-13.71%	5.56%	9.81%
S&P MidCap 400 Index	-13.10%	6.67%	10.75%

It is not possible for individuals to invest directly in an index. Performance figures for an index do not reflect deductions for sales charges, commissions, expenses or taxes.

Fund Management

Shelton Capital Management serves as the investment advisor to the Fund. The Fund is managed by a team consisting of Stephen C. Rogers and Anthony Jacoby who have been the Fund’s portfolio managers since 2003, and 2022, respectively.

Other Important Information about Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries please turn to the “Summary of Other Important Information About Fund Shares” section on page 27 of this prospectus.

S&P SMALLCAP INDEX FUND Ticker Symbols: SMCIX and SMLKX

Investment Objective

The Fund’s investment objective is to attempt to replicate the performance of small-sized U.S. companies as measured by the S&P SmallCap 600 Stock Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy, hold and sell shares of the Fund. The table and example do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling shares.

Shareholder Fees (fee paid directly from your investment)	SMCIX	SMLKX
Sales and redemption charges	none	none
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50%	0.50%
Distribution (12b-1) fees	none	0.25%
Other Expenses	0.22%	0.47%
Shareholder Service Fees	none	0.25%
Total annual operating expenses	0.72%	1.22%

A $10 account fee may be charged to accounts with a balance of less than $10,000.

Example of Expenses

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
SMCIX	$74	$230	$401	$894
SMLKX	$124	$387	$670	$1,477

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example of Expenses, affect the Fund’s performance. During the most recent fiscal year ended August 31, 2023, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies

The S&P SmallCap Index Fund seeks to provide investment results that correspond to the total return of publicly traded common stocks of small-sized companies, as represented by the S&P SmallCap 600 Index The S&P SmallCap 600 Index includes common stocks of 600 small U.S. companies from a broad range of industries. Standard & Poor’s, which maintains the Index, makes all determinations regarding the inclusion of stocks in the Index. Each stock is weighted in proportion to its total market value. The Fund is passively managed. It invests primarily in the stocks that make up the S&P SmallCap 600 Index so that the weighting of each stock in the portfolio approximates the Index. Shelton Capital Management, the investment advisor to the Fund “Shelton”, seeks to maintain a return correlation of at least 0.95 to the S&P SmallCap 600 Index (a return correlation of 1.00 is perfect). Under normal market conditions, it is the Fund’s policy to invest at least 80% of its total assets (which includes the amount of any borrowings for investment purposes) in the underlying stocks. The S&P SmallCap 600 Index is a well-known stock market index that includes common stocks of companies representing approximately 2.4% of the total market index as measured by the S&P Composite 1500. As of November 30, 2023, companies included in the S&P SmallCap 600 Index range from $225 million to $7.3 billion in market capitalization. The median market capitalization of the stocks in the S&P SmallCap 600 Index is approximately $1.6 billion. The Fund may invest in futures contracts, which are a type of derivative. The Fund generally maintains some short-term securities and cash equivalents in the portfolio to meet redemptions and needs for liquidity. Shelton will typically buy futures contracts so that the market value of the futures replicates the difference between the net assets of the fund and the equity holdings. This helps minimize the tracking error of the Fund.

The Fund invests in relatively smaller companies from many sectors. In doing so, the Fund is not as sensitive to the movements of a single company’s stock or a single economic sector. However, during periods where investment alternatives such as LargeCap stocks, SmallCap stocks, bonds and money market instruments outperform SmallCap stocks, we expect the performance of the Fund to underperform other mutual funds that invest in these alternatives. The S&P SmallCap 600 Index is a capitalization-weighted index, meaning companies are weighted based on their size. Thus, poor performance of the largest companies could result in negative performance of the Index and the Fund.

Principal Risks of Investing

You could lose money by investing in the Fund, and the Fund could underperform other investments. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund’s performance could be hurt by:

Equity Risk. Equity securities can be volatile and may decline in value because of changes in the actual or perceived financial condition of their issuers or other events affecting their issuers. The Fund’s target index may, at times, become focused in stocks of a particular sector, category or group of companies, which could cause Fund to underperform the overall stock market.

Tracking Error Risk. A Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the underlying index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the underlying index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s net asset value), differences in transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or other distributions, interest, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, changes to the underlying index or the costs to the Fund of complying with various new or existing regulatory requirements. These risks may be heightened during times of increased market volatility or other unusual market conditions. In addition, tracking error may result because the Fund incurs fees and expenses, while the underlying index does not.

SmallCap Stock Risk. The risk that stocks of smaller capitalization companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small capitalization companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

Market Exposure Risk. Investment prices may increase or decrease, sometimes suddenly and unpredictably, due to general market conditions. The Fund is primarily invested in the U.S. stock market and is designed to track passively the performance of the small-cap sector. In an attempt to accurately track the performance of the SmallCap 600 Index, the Fund does not intend to take steps to reduce its market exposure.

Economic and Political Risks. The impact of positive or negative economic and political events could be short-term (by causing a change in the market that is corrected in a year or less) or long-term (by causing a change in the market that may last for many years). Events may affect one sector of the economy or a single stock, but may not have a significant impact on the overall market.

Stock Futures Risk. Although the Fund’s primary risks are associated with changes in the stock market, there are other risks associated with the Fund. These risks generally apply to how well the Fund tracks the Index. For example, the Fund invests in futures contracts to the extent that it holds cash in the portfolio. If these futures contracts do not track the Index, the Fund’s performance relative to the Index will change.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.

Financial Sector Risk: The Fund may invest in companies in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, and the availability and cost of capital. These factors and events have had, and may continue to have, a significant negative impact on the valuations and stock prices of companies in this sector and have increased the volatility of investments in this sector.

Recent Market Events Risk: U.S. and international markets have experienced and may continue to experience volatility in recent months and years due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East, and the impact of the coronavirus (COVID-19) global pandemic. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.

Bar Chart and Performance Table

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows calendar year returns and the average annual total return table indicates risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. These figures assume that all distributions are reinvested. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results. Updated performance information may be obtained on our website www.sheltoncap.com or by calling (800) 955-9988.

Best Quarter: 30.99% (Q4, 2020)

Worst Quarter: -32.66% (Q1, 2020)

Year to date performance as of 9/30/2023: 0.94%

Date of inception: 10/2/96

The returns above are for the Investor share class of the Fund. The Class K shares would have substantially similar annual returns to the Investor share class because the classes are invested in the same portfolio securities. The Class K shares’ returns will be lower over the long-term when compared to the Investor share class’s returns to the extent that the Investor share class has lower expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for only Investor share class. After tax-returns for other share classes of the Fund will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Return (for the period ended 12/31/22)
S&P SmallCap Index Fund	1 year	5 years	10 years
Investor Shares: SMCIX
Return Before Taxes	-16.59%	5.47%	10.36%
Return After Taxes on Distributions	-18.23%	3.67%	8.45%
Return After Taxes on Distributions and Sale of Fund Shares	-9.18%	4.21%	8.34%
K Shares: SMLKX
Return Before Taxes	-17.04%	4.93%	9.80%
S&P SmallCap 600 Index	-16.15%	5.82%	10.77%

It is not possible for individuals to invest directly in an index. Performance figures for an index do not reflect deductions for sales charges, commissions, expenses or taxes.

Fund Management

Shelton Capital Management serves as the investment advisor to the Fund. The Fund is managed by a team consisting of Stephen C. Rogers and Anthony Jacoby who have been the Fund’s portfolio managers since 2003, and 2022, respectively.

Other Important Information about Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries please turn to the “Summary of Other Important Information About Fund Shares” section on page 27 of this prospectus.

SHELTON EQUITY INCOME FUND Ticker Symbols: EQTIX and EQTKX

Investment Objective

The Fund’s investment objective is to achieve a high level of income and capital appreciation (when consistent with high income) by investing primarily in income-producing U.S. equity securities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy, hold and sell shares of the Fund. The table and example do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling shares.

Shareholder Fees (fee paid directly from your investment)	EQTIX	EQTKX
Sales and redemption charges	none	none
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.45%	0.45%
Distribution (12b-1) fees	none	0.25%
Other Fees	0.24%	0.49%
Shareholder Service Fees	none	0.25%
Total Annual Fund Operating Expense	0.69%	1.19%

A $10 account fee may be charged to accounts with a balance of less than $10,000.

Example of Expenses

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
EQTIX	$70	$221	$384	$859
EQTKX	$121	$378	$654	$1,443

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example of Expenses, affect the Fund’s performance. During the most recent fiscal year ended August 31, 2023, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.

Principal Investment Strategies

Shelton Equity Income Fund seeks a high level of current income by investing primarily in income-producing equity securities. The Fund will also consider the potential for price appreciation when consistent with seeking current income. In order to meet its investment objectives, the Fund invests primarily in U.S. equity securities that generate a relatively high level of dividend income (relative to other equities in the same industry) and have the potential for capital appreciation. These securities will generally be stocks of medium and large U.S. corporations. It is the Fund’s policy that, under normal market conditions, it will invest at least 80% of its total assets (which includes the amount of any borrowings for investment purposes) in common stocks. The Fund’s policy of investing in common stocks may not be changed unless Fund shareholders are given at least 60 days prior notice. Shelton Capital Management, the investment advisor to the Fund “Shelton”, seeks to purchase equity securities for the Fund’s portfolio consistent with the Fund’s investment objective, such as when Shelton Capital Management believes such securities have income producing potential, a potential for capital appreciation or value potential.

When the market price of a stock equals or exceeds the strike price of a covered call option written against it, Shelton Capital Management may allow all or a portion of the stock to be sold or “called away” by the option buyer. Shelton Capital Management may sell portfolio securities for a variety of reasons, including when it believes such securities are no longer consistent with the Fund’s investment objective, other securities appear to offer more compelling opportunities, or to meet redemption requests.

Although the Fund will attempt to invest as much of its assets as is practical in income-producing stocks, the Fund may maintain a reasonable (up to 20%) position in cash, U.S. Treasury bills or money market instruments to meet redemption requests and other liquidity needs. The Fund may invest in stock futures contracts to keep the net assets of the Fund fully invested in the equity markets in circumstances when the Fund is holding treasury bills, money market instruments, similar investments or cash in the portfolio. Utilizing futures allows the Fund to maintain a high percentage of the portfolio in the market while maintaining cash for liquidity needs.

Principal Risks of Investing

You could lose money by investing in the Fund, and the Fund could underperform other investments. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund’s performance could be hurt by:

Equity Risk. Equity securities can be volatile and may decline in value because of changes in the actual or perceived financial condition of their issuers or other events affecting their issuers. The Fund’s target index may, at times, become focused in stocks of a sector, category or group of companies, which could cause Fund to underperform the overall stock market.

Market Exposure Risk. Investment prices may increase or decrease, sometimes suddenly and unpredictably, due to general market conditions. The Fund is primarily invested in the U.S. stock markets. As with any investment whose performance is linked to these markets, the value of an investment in the Fund will change. During a declining stock market, investment in this Fund would lose money.

Option Call and Put Risk. The Fund’s option strategy may limit the upside performance of any position for which a call is sold and may increase costs when puts are purchased. When selling a call, the Fund is effectively selling upside stock performance in exchange for immediate cash flow. In markets where a stock position goes up dramatically, this could cause the Fund to under-perform its benchmark and the equity markets in general. When buying a put, the Fund is spending a premium to protect the downward movement of the value of a position in the Fund’s portfolio. In the event the value of the position went up during the life of the put option, the option would expire without value and the Fund will have lost the premium paid.

Derivatives Risk. Investing with derivatives, such as options, and equity index futures, or other futures contracts involves risks additional to and possibly greater than those associated with investing directly in securities. The value of a derivative may not correlate to the value of the underlying instrument to the extent expected. Derivative transactions may be volatile, and can create leverage, which could cause the Fund to lose more than the amount of assets initially contributed to the transaction, if any. The Fund may not be able to close a derivatives position at an advantageous time or price. For over-the-counter derivatives transactions, the counterparty may be unable or unwilling to make required payments and deliveries, especially during times of financial market distress. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments may make derivatives more costly, limit the availability of derivatives, or otherwise adversely affect the value or performance of derivatives and the Fund.

LargeCap Stock Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Economic and Political Risks. Many factors will affect the performance of the stock market. Two major factors are economic and political events. The impact of positive or negative events could be short-term (by causing a change in the market that is corrected in a year or less) or long-term (by causing a change in the market that may last for many years). Events may affect one sector of the economy or a single stock, but may not have a significant impact on the overall market.

Sector Risks. The Fund is primarily invested in U.S. value stocks and is designed to provide a dividend yield as well as the potential for capital appreciation. At times, the Fund may hold a concentrated position in the banking and financial sector. Therefore, the Funds’ performance may be significantly impacted by the performance of this sector.

Stock Futures Risk. The Fund’s primary risks are associated with changes in the stock market. However, there are other risks associated with the Fund. For example, the Fund may invest in futures contracts to the extent that it holds cash in the portfolio. If these futures contracts owned by the Fund do not perform well, the Fund’s performance will be impacted.

Value Securities Risks. Value stocks are typically purchased at prices that appear to be low relative to other similar securities. Often these companies might be “out of favor” with the market as a whole because of business weakness or failures. Value stocks may fall out of favor with investors and underperform other asset types during any given period. A company may never achieve a normalization of the stock price that the Adviser anticipates.

Manager Risk. Shelton Capital Management’s opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect or the market may continue to undervalue the company or security. Shelton Capital Management may not make timely purchases or sales of securities for the Fund.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.

Recent Market Events Risk: U.S. and international markets have experienced and may continue to experience volatility in recent months and years due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East, and the impact of the coronavirus (COVID-19) global pandemic. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.

Bar Chart and Performance Table

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows calendar year returns and the average annual total return table indicates risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. These figures assume that all distributions are reinvested. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results. Updated performance information may be obtained on our website (www.sheltoncap.com) or by calling (800) 955-9988.

Best Quarter:12.99% (Q2, 2020)

Worst Quarter: -17.22% (Q1, 2020)

Year to date performance as of 9/30/2023: 8.72%

Date of inception: 9/4/96

The returns above are for the Investor share class of the Fund. The Class K shares would have substantially similar annual returns to the Investor share class because the classes are invested in the same portfolio securities. The Class K shares’ returns will be lower over the long-term when compared to the Investor share class’s returns to the extent that the Investor share class has lower expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for only Investor share class. After tax-returns for other share classes of the Fund will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Return (for the period ended 12/31/22)
Shelton Equity Income Fund	1 year	5 years	10 years
Investor Shares: EQTIX
Return Before Taxes	-10.25%	6.06%	9.54%
Return After Taxes on Distributions	-13.10%	1.66%	6.28%
Return After Taxes on Distributions and Sale of Fund Shares	-6.26%	3.33%	6.82%
K Shares: EQTKX
Return Before Taxes	-10.68%	5.52%	8.98%
CBOE S&P 500 BuyWrite Monthly Index (BXM)	-11.37%	2.72%	5.71%
S&P / Citigroup Value Index	-5.25%	7.55%	10.84%

It is not possible for individuals to invest directly in an index. Performance figures for an index do not reflect deductions for sales charges, commissions, expenses or taxes.

Fund Management

Shelton Capital Management serves as the investment advisor to the Fund. The Fund is managed by a team consisting of Stephen C. Rogers, Barry Martin and Nick Griebenow who have been the Fund’s portfolio managers since 2003, 2018 and 2020, respectively.

Other Important Information about Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries please turn to the “Summary of Other Important Information About Fund Shares” section on page 27 of this prospectus.

NASDAQ-100 INDEX FUND Ticker Symbols: NASDX, NDXKX and NQQQX

Investment Objective

The Fund’s investment objective is to attempt to replicate the performance of the largest non-financial companies as measured by the Nasdaq- 100 Index®.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy, hold and sell shares of the Fund. The table and example do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling shares.

Shareholder Fees (fee paid directly from your investment)	NQQQX	NASDX	NDXKX
Sales and redemption charges	none	none	none
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.25%	0.25%	0.25%
Distribution (12b-1) fees	none	none	0.25%
Other Expenses	0.13%	0.41%	0.41%
Shareholder Service fees	none	0.25%	0.25%
Total annual operating expenses	0.38%	0.66%	0.91%
Fee Waiver and/or Expense Reimbursement*	(0.11%)	(0.14%)	(0.14%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.27%	0.52%	0.77%

A $10 account fee may be charged to accounts with a balance of less than $10,000.

*	Shelton has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, certain compliance costs, interest and broker expenses relating to investment strategies (including commissions, mark-ups and mark-downs), leverage interest, other transactional expenses, annual account fees for margin accounts, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses such as litigation or merger and reorganization expenses, for example) exceed 0.26%, 0.51%, and 0.76% for the Institutional Class, Investor Class and Class K shares, respectively. This agreement (the “Expense Agreement”) shall continue until January 1, 2025. This agreement may only be terminated with the approval of the Board of Trustees of the Fund. S Shelton will be permitted to recapture, on a class-by-class basis, expenses it has reimbursed through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below the annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not pay any such fees and expenses more than three years after the date on which the fees or expenses were deferred. Any such reimbursement is subject to the review and approval of the Fund’s Board of Trustees.

Example of Expenses

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
NQQQX	$28	$111	$202	$470
NASDX	$53	$197	$354	$809
NDXKX	$79	$276	$490	$1,107

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example of Expenses, affect the Fund’s performance. During the most recent fiscal year ended August 31, 2023, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

The Nasdaq-100 Index® includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. Nasdaq, which maintains the Index, makes all determinations regarding the inclusion of stocks in the Index. Each stock is weighted in proportion to its total market value. The Fund is passively managed. It invests primarily in the stocks comprising the Index so that the weighting of each stock in the portfolio approximates the Index. Shelton Capital Management, the investment advisor to the Fund, seeks to maintain a return correlation of at least 0.95 to the Nasdaq 100 Index® (a return correlation of 1.00 is perfect). Under normal market conditions, it is the Fund’s policy to invest at least 80% of its total assets (which includes the amount of any borrowings for investment purposes) in the stocks comprising the Index. The Fund may invest in securities issued by other investment companies if those companies invest in securities consistent with the Fund’s investment objective and policies. Companies included in The Nasdaq-100 Index range from $9.7 billion to $2,954 billion in market capitalization as of November 30, 2023. The majority of portfolio transactions in the Fund (other than those made in response to shareholder activity) will be made to adjust the Fund’s portfolio to track the Index or to reflect occasional changes in the Index’s composition. The Fund may invest in futures contracts, which are a type of derivative. The Fund generally maintains some short-term securities and cash equivalents in the portfolio to meet redemptions and needs for liquidity. Shelton will typically buy futures contracts so that the market value of the futures replicates the difference between the net assets of the fund and the equity holdings. This helps minimize the tracking error of the Fund.

The Fund is classified as “diversified” as defined under the Investment Company Act of 1940, as amended, but may exceed the applicable diversification limits, solely as a result of a change in relative market capitalizations or index weightings of one or more stocks in the Nasdaq-100 Index®. This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were always managed within the limits ordinarily applicable to a diversified management investment company. The Fund intends to maintain its equity holdings in approximately the same proportion as the Nasdaq-100 Index®. Shareholder approval will not be sought when the Fund exceeds the applicable diversification limits due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Nasdaq-100 Index®.

Principal Risks

You could lose money by investing in the Fund, and the Fund could underperform other investments. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund’s performance could be hurt by:

Equity Risk. Equity securities can be volatile and may decline in value because of changes in the actual or perceived financial condition of their issuers or other events affecting their issuers. The Fund’s target index may, at times, become focused in stocks of a particular sector, category or group of companies, which could cause Fund to underperform the overall stock market.

Tracking Error Risk. A Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the underlying index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the underlying index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s net asset value), differences in transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or other distributions, interest, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, changes to the underlying index or the costs to the Fund of complying with various new or existing regulatory requirements. These risks may be heightened during times of increased market volatility or other unusual market conditions. In addition, tracking error may result because the Fund incurs fees and expenses, while the underlying index does not.

LargeCap Stock Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Market Exposure Risk. Investment prices may increase or decrease, sometimes suddenly and unpredictably, due to general market conditions. The Fund primarily invests in U.S. stocks and is designed to track the overall performance of the Nasdaq-100 Index®. In an attempt to accurately represent the Index, the Fund will typically not take steps to reduce its market exposure.

Concentration Risk. The Nasdaq-100 Index is subject to concentration risk. First, it is a modified-capitalization weighted index, meaning that except for some modifications, companies are weighted based on their size. Thus, the poor performance of the largest companies within the Index could result in the negative performance of the Index and the Fund. Additionally, the significant concentration of information technology stocks makes the Fund’s performance particularly sensitive to this specific sector. Negative performance in the information technology sector will result in negative Fund performance.

Information Technology Sector Risk. Companies in the information technology sector may be adversely affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, both domestically and internationally, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and competition for the services of qualified personnel. Companies in the information technology sector also face competition or potential competition with numerous alternative technologies. In addition, the highly competitive information technology sector may cause the prices for these products and services to decline in the future.

Non-Diversification Risk. To the extent the Fund is managed as a non-diversified investment company, it is subject to the greater risk that the value of a specific security can perform differently from the market as a whole for reasons related to the issuer, such as operational performance, financial leverage and investment- level performance. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. Additionally, the Fund may be subject to greater risk, because the Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

Economic and Political Risks. These effects may be short-term by causing a change in the market that is corrected in a year or less, or they may have long-term impacts which may cause changes in the market that may last for many years. Some factors may affect changes in one sector of the economy or one stock, but don’t have an impact on the overall market. The particular sector of the economy or the individual stock may be affected for a short or long-term.

Derivatives Risk. Investing with derivatives, such as options, and equity index futures, or other futures contracts involves risks additional to and possibly greater than those associated with investing directly in securities. The value of a derivative may not correlate to the value of the underlying instrument to the extent expected. Derivative transactions may be volatile, and can create leverage, which could cause the Fund to lose more than the amount of assets initially contributed to the transaction, if any. The Fund may not be able to close a derivatives position at an advantageous time or price. For over-the-counter derivatives transactions, the counterparty may be unable or unwilling to make required payments and deliveries, especially during times of financial market distress. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments may make derivatives more costly, limit the availability of derivatives, or otherwise adversely affect the value or performance of derivatives and the Fund.

Non-U.S. Investment Risk. Securities of non-U.S. issuers (including ADRs and other securities that represent interests in a non-U.S. issuer’s securities) may be less liquid, more volatile, and harder to value than U.S. securities. Non-U.S. issuers may be subject to political, economic, or market instability or unfavorable government action in their local jurisdictions or economic sanctions or other restrictions imposed by U.S. or foreign regulators. There may be less information publicly available about non-U.S. issuers and their securities, and those issuers may be subject to lower levels of government regulation and oversight. Non-U.S. stock markets may decline due to conditions specific to an individual country, including unfavorable economic conditions relative to the United States. There may be increased risk of delayed transaction settlement or security certificate loss.

Stock Futures Risk. Although the Fund’s primary risks are associated with changes in the stock market, there are other risks associated with the Fund. These risks generally apply to how well the Fund tracks the Index. For example, the Fund invests in futures contracts to the extent that it holds cash in the portfolio. If these futures contracts do not track the Index, the Fund’s performance relative to the Index will change.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.

Recent Market Events Risk: U.S. and international markets have experienced and may continue to experience volatility in recent months and years due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East, and the impact of the coronavirus (COVID-19) global pandemic. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.

Bar Chart and Performance Table

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows calendar year returns and the average annual total return table indicates risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. These figures assume that all distributions are reinvested. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results. Updated performance information may be obtained on our website www.sheltoncap.com or by calling (800) 955-9988.

Best Quarter: 29.97% (Q2, 2020)

Worst Quarter: -22.40% (Q2, 2022)

Year to date performance as of 9/30/2023: 35.03%

Date of inception:1/18/00

The returns above are for the Investor share class of the Fund. The Class K shares would have substantially similar annual returns to the Investor share class because the classes are invested in the same portfolio securities. The Class K shares’ returns will be lower over the long-term when compared to the Investor share class’s returns to the extent that the Investor share class has lower expenses. The Institutional class shares’ returns will be higher over the long-term when compared to the Investor share class’s returns to the extent that the Investor share class has higher expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for only Investor share class. After tax-returns for other share classes of the Fund will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Return (for the period ended 12/31/22)
Nasdaq-100 Index Fund	1 year	5 years	10 years
Investor Shares: NASDX
Return Before Taxes	-32.66%	11.72%	15.77%
Return After Taxes on Distributions	-33.17%	10.85%	15.09%
Return After Taxes on Distributions and Sale of Fund Shares	-20.20%	9.58%	13.58%
K Shares: NDXKX
Return Before Taxes	-32.98%	11.18%	15.21%
Institutional Shares: NQQQX[1]
Return Before Taxes	n/a	n/a	n/a
Nasdaq-100 Index	-32.38%	12.34%	16.43%

[1]	The Institutional Class’ inception date is March 7, 2022. Performance information for the Institutional Class will be provided once the Class has completed a full calendar year.

It is not possible for individuals to invest directly in an index. Performance figures for an index do not reflect deductions for sales charges, commissions, expenses or taxes.

Fund Management

Shelton Capital Management serves as the investment advisor to the Fund. The Fund is managed by a team consisting of Stephen C. Rogers and Anthony Jacoby who have been the Fund’s portfolio managers since 2003, and 2022, respectively.

Other Important Information about Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries please turn to the “Summary of Other Important Information About Fund Shares” section on page 27 of this prospectus.

U.S. GOVERNMENT SECURITIES FUND Ticker Symbols: CAUSX and CAUKX

Investment Objective

The Fund’s investment objective is to seek liquidity, safety from credit risk and as high a level of income as is consistent with these objectives.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy, hold and sell shares of the Fund. The table and example below do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling shares.

Shareholder Fees (fee paid directly from your investment)	CAUSX	CAUKX
Sales and redemption charges	none	none
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50%	0.50%
Distribution (12b-1) fees	none	0.25%
Other Expenses	0.37%	0.63%
Shareholder Service Fees	none	0.25%
Total annual operating expenses	0.87%	1.38%
Fee Waiver and/or Expense Reimbursement*	(0.14%)	(0.15%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.73%	1.23%

A $10 account fee may be charged to accounts with a balance of less than $10,000.

*	Shelton has contractually agreed to reimburse expenses incurred by the Fund to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, certain compliance costs, interest and broker expenses relating to investment strategies (including commissions, mark-ups and mark-downs), leverage interest, other transactional expenses, annual account fees for margin accounts, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses such as litigation or merger and reorganization expenses, for example) exceed 0.75% and 1.25%. This agreement (the “Expense Agreement”) shall continue until January 1, 2025. This agreement may only be terminated with the approval of the Board of Trustees of the Fund. Shelton will be permitted to recapture, on a class-by-class basis, expenses it has reimbursed through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below the annual rates set forth in the Expense Agreement; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Fund will not pay any such fees and expenses more than three years after the date on which the fees or expenses were deferred. Any such reimbursement is subject to the review and approval of the Fund’s Board of Trustees.

Example of Expenses

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
CAUSX	$75	$264	$468	$1,060
CAUKX	$125	$422	$741	$1,644

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating expenses or in the Example of Expenses, affect the Fund’s performance. During the most recent fiscal year ended August 31, 2023, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in high-quality bonds whose interest is guaranteed by the full faith and credit of the United States government and its agencies or instrumentalities. The government securities in which the Fund invests primarily include U.S. Treasury Securities and Government National Mortgage Association (GNMA) Certificates. Under normal market conditions, it is the Fund’s policy to invest at least 80% of its total assets (which includes the amount of any borrowings for investment purposes) in securities issued by the U.S. government and its agencies and instrumentalities. The Fund invests in intermediate and long-term fixed income securities. While the Fund is not limited to any duration, Shelton Capital Management, the investment advisor to the Fund, generally seeks to target the Fund’s dollar-weighted average portfolio duration in a range between three to twelve years. Generally, Shelton Capital Management seeks a balance between risk and return, for example in allocating investments between U.S. Treasury bonds and GNMA pass-through securities in an attempt to maximize the overall performance of the Fund. Shelton Capital Management generally will consider selling securities from the Fund’s portfolio when it believes that such securities are no longer consistent with the Fund’s investment objective, when altering the duration of the fund or the balance or investments among treasuries and GNMAs, to meet redemption requests and in other circumstances that Shelton deems appropriate consistent with the Fund’s investment objective.

Principal Risks

You could lose money by investing in the Fund, and the Fund could underperform other investments. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund’s performance could be hurt by:

Interest Rate Risk. Debt security prices may decline due to rising interest rates. The price of debt securities with longer maturities is typically affected more by rising interest rates than the price of debt securities with shorter maturities.

Call Risk. If interest rates fall, issuers of callable bonds may repay securities with higher interest rates before maturity. This could cause the Fund to lose potential price appreciation and reinvest the proceeds in securities with lower interest rates or more credit risk.

Prepayment Risk. Similar to call risk. In the case of GNMA securities, payments to the Fund are based on payments from the underlying mortgages. During periods where homeowners refinance their mortgages, these securities are paid off and the Fund may have to reinvest the principal in lower yielding securities. This would reduce the income generated from the portfolio.

Income Risk. The chance that declining interest rates will reduce the amount of income paid by the Fund over long periods of time.

U.S. Government Securities Risk. The U.S. Government agency securities in which the Fund may invest include securities issued by the Government National Mortgage Association (“Ginnie Mae”). Securities issued by Ginnie Mae are backed by the full faith and credit of the U.S. Government. Other U.S. Government securities are supported only by the credit of the issuer or instrumentality. There is a risk that the U.S. government will not provide financial support to U.S. government agencies or instrumentalities if it is not obligated to do so by law.

Manager Risk. Shelton Capital Management’s opinion about the intrinsic worth or creditworthiness of an issuer or security may be incorrect or the market may continue to undervalue an issuer or security. Shelton Capital Management may not make timely purchases or sales of securities for the Fund.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.

Recent Market Events Risk: U.S. and international markets have experienced and may continue to experience volatility in recent months and years due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East, and the impact of the coronavirus (COVID-19) global pandemic. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.

Bar Chart and Performance Table

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows calendar year returns and the average annual total return table indicates risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. These figures assume that all distributions are reinvested. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results. Updated performance information may be obtained on our website www.sheltoncap.com or by calling (800) 955-9988.

Best Quarter: 5.92% (Q1, 2020)

Worst Quarter: -3.93% (Q1, 2022)

Year to date performance as of 9/30/2023: -2.20%

Date of inception:12/4/85

The returns above are for the Investor share class of the Fund. The Class K shares would have substantially similar annual returns to the Investor share class because the classes are invested in the same portfolio securities. The Class K shares’ returns will be lower over the long-term when compared to the Investor share class’s returns to the extent that the Investor share class has lower expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. After-tax returns are shown for only Investor share class. After tax-returns for other share classes of the Fund will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Return (for the period ended 12/31/22)
U. S. Government Securities Fund	1 year	5 years	10 years
Investor Shares: CAUSX
Return Before Taxes	-7.83%	-0.13%	0.11%
Return After Taxes on Distributions	-8.28%	-0.61%	-0.44%
Return After Taxes on Distributions and Sale of Fund Shares	-4.93%	-0.32%	-0.17%
K Shares: CAUKX
Return Before Taxes	-8.25%	-0.63%	-0.39%
Bloomberg GNMA Total Return Index	-10.76%	-0.50%	0.59%
Bloomberg U.S. Treasury Index	-12.46%	-0.10%	0.58%

It is not possible for individuals to invest directly into an index. Performance figures for an index do not reflect deductions for sales charges, commissions, expenses or taxes.

Fund Management

Shelton Capital Management serves as the investment advisor to the Fund. The portfolio management team is comprised of Peter Higgins, Head of Fixed Income and Senior Fixed Income Portfolio Manager, and by Portfolio Managers William Mock and Stephen C. Rogers. Mr. Higgins joined Shelton Capital Management in October of 2022. Mr. Mock has been the Fund’s lead portfolio manager since 2010. Mr. Rogers has been a portfolio manager of the Fund since 2003.

Other Important Information about Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries please turn to the “Summary of Other Important Information About Fund Shares” section on page 27 of this prospectus.

THE UNITED STATES TREASURY TRUST Ticker Symbol: UTSXX

Investment Objective

The Fund’s investment objective is to seek high current income exempt from state income taxes while maintaining a stable net asset value of $1.00 per share.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy, hold and sell shares of the Fund. The table and example do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling shares.

Shareholder Fees (fee paid directly from your investment)
Sales and redemption charges	none
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50%
Distribution (12b-1) fees	none
Other expenses[1]	0.37%
Shareholder Service Fees	none
Total annual operating expenses	0.87%

[1]	Restated to reflect current expense structure.

A $24 account fee may be charged to accounts.

Example of Expenses

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
UTSXX	$89	$278	$482	$1,073

Principal Investment Strategies

The Fund primarily invests its assets in cash, repurchase agreements and government securities with interest guaranteed by the full faith and credit of the United States government. The Fund buys securities that have a maturity of less than 397 days, so that the Fund’s weighted average maturity does not exceed the Rule 2a-7 requirements under the Investment Company Act of 1940, as amended, currently 60 days. It is the Fund’s policy to invest at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements collateralized by cash or government securities and in compliance with industry-standard regulatory requirements for money market funds for quality, maturity, and diversification. Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in U.S. Treasuries and repurchase agreements that are fully collateralized by U.S. Treasuries. The Fund’s policy with respect to investing in U.S. Treasuries may not be changed unless Fund shareholders are given at least 60 days prior notice.

Principal Risks

You could lose money by investing in the Fund, and the Fund could underperform other investments. The Fund’s performance could be hurt by:

Income Risk. The chance that declining interest rates will reduce the amount of income paid by the Fund.

Interest Rate Risk. Debt security prices may decline due to rising interest rates. The price of debt securities with longer maturities is typically affected more by rising interest rates than the price of debt securities with shorter maturities.

Manager Risk. Shelton Capital Management’s opinion about the intrinsic worth or creditworthiness of an issuer or security may be incorrect or the market may continue to undervalue an issuer or security. Shelton Capital Management may not make timely purchases or sales of securities for the Fund.

The securities that the Fund holds are backed by the full faith and credit of the United States federal government and are those that Shelton believes do not represent credit risk to the Fund. It is important to note that the U.S. government backs the securities held by the Fund, but not the Fund itself. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the $1.00 per share price, it is possible to lose money by investing in the Fund. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.

Recent Market Events Risk: U.S. and international markets have experienced and may continue to experience volatility in recent months and years due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East, and the impact of the coronavirus (COVID-19) global pandemic. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.

Bar Chart and Performance Table

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows calendar year returns and the average annual total return table indicates risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. These figures assume that all distributions are reinvested. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results. Updated performance information may be obtained on our website www.sheltoncap.com or by calling (800) 955-9988.

Best Quarter: 1.39% (Q3, 2023)

Worst Quarter: 0.00% (Q2, 2023)

Year to date performance as of 9/30/2023: 3.30%

Date of inception: 4/26/89

Average Annual Return (for the period ended 12/31/22)

The United States Treasury Trust - UTSXX	1 year	5 years	10 years
	1.01%	0.83%	0.44%

Seven-day yield as of 12/31/22: 3.29%

To obtain a current 7-day yield for the Fund call toll-free (800) 955-9988.

Fund Management

Shelton Capital Management serves as the investment advisor to the Fund. The portfolio management team is comprised of Peter Higgins, Head of Fixed Income and Senior Fixed Income Portfolio Manager, and by Portfolio Managers William Mock and Stephen C. Rogers. Mr. Higgins joined Shelton Capital Management in October of 2022. Mr. Mock has been the Fund’s lead portfolio manager since 2010. Mr. Rogers has been a portfolio manager of the Fund since 2013.

Other Important Information about Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries please turn to the “Summary of Other Important Information About Fund Shares” section on page 27 of this prospectus.

SHELTON SUSTAINABLE EQUITY FUND Ticker Symbol: NEXTX and NEXIX

Investment Objective

The Shelton Sustainable Equity Fund’s investment objective is to achieve long-term capital appreciation by investing in stocks in the sustainable economy.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy, hold and sell shares of the Fund. The table and example do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling shares.

Shareholder Fees (fee paid directly from your investment)	NEXTX	NEXIX
Sales and redemption charges	none	none
Annual Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.75%	0.75%
Distribution (12b-1) fees	none	none
Other Expenses	0.48%	0.22%
Shareholder Service Fees	0.25%	none
Total annual operating expenses	1.23%	0.97%

A $10 account fee may be charged to accounts with a balance of less than $10,000.

Example of Expenses

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
NEXTX	$125	$390	$676	$1,489
NEXIX	$99	$309	$536	$1,190

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example of Expenses, affect the Fund’s performance. During the most recent fiscal year ended August 31, 2023, the Fund’s portfolio turnover rate was 105% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests 80 percent of the net assets of the Fund (which includes the amount of any borrowings for investment purposes) in equities of “Sustainable” companies. Shelton Capital Management, the Fund’s investment adviser, identifies Sustainable companies as those which fulfill one or more of the requirements of our PRIME criteria:

● Principles: Encourage and improve human well-being and personal freedom

● Research: R&D of new technologies that provide for more efficient resource utilization

● Impact: Help scale the above advantages to a broader range of beneficiaries

● Mitigation: Reduce environmental risks and halt or reverse the effects of climate change

● Evolution: Increase economic efficiencies and limit the effects of systematic economic risks

Shelton Capital Management evaluates a company’s performance on Environmental, Social and Governance factors (“ESG”) as contributing to a qualification as a Sustainable company. Such factors include but are not limited to: GHG emissions, energy, water and waste management, productivity, product quality and safety, employee health safety, business ethics and corporate governance.

Sustainable companies exist across all sectors and sub-sectors of the economy. For example, within agriculture, many firms are working towards executing sustainable farming practices, or providing the methods to do so. Shelton Capital Management considers the complete scope of operations for any firm including clients and vendors Firms that actively consider the welfare of their employee base in the growth of their business can be found in any industry, and in many if not all parts of the world.

The Fund will invest in U.S. common and foreign stocks and American Depository Receipts (“ADRs”) The Fund may invest in companies of all sizes and seeks diversification by economic sector and geography.

Shelton Capital Management analyzes stocks considered for ownership by the Fund based on how the characteristics that qualify them for the sustainable economy contribute to improving the financial condition of the firm. Shelton Capital Management employs both qualitative and quantitative fundamental analysis designed to evaluate each company’s financial condition and relative industry position, as well as qualitative criteria derived from macro-economics.

Although the Fund will attempt to invest as much of its assets as is practical in common stocks, the Fund may maintain a reasonable (up to 20%) position in in U.S. Treasury Bills and money market instruments to meet redemption requests and other liquidity needs.

The Fund may invest in stock futures contracts of indices and similar investments when holding cash or cash equivalents to keep the Fund more fully exposed to the equity markets. Utilizing futures on indices and similar investments allows the Fund to maintain a high percentage of the portfolio in the market while maintaining cash for short-term liquidity needs and other purposes.

Principal Risks

You could lose money by investing in the Fund, and the Fund could underperform other investments. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund’s performance could be hurt by:

Economic and Political Risks. Many factors will affect the performance of the stock market. Two major factors are economic and political events. The impact of positive or negative events could be short-term (by causing a change in the market that is corrected in a year or less) or long-term (by causing a change in the market that may last for many years). Events may affect one sector of the economy or a single stock, but may not have a significant impact on the overall market.

Concentration and Sector Risk. If holdings of the Fund are concentrated into a few companies or economic sectors, the fund may be more volatile than a less concentrated fund and, in the event, that the holdings perform poorly, the Fund may under-perform other investments that are less concentrated. To the extent the Fund focuses its investments in one or more sectors, the Fund will be subject, to a greater extent than if its investments were less concentrated, to the risks of volatile economic cycles and/or conditions or developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

Industrials Sector Risk. The industrials sector can be significantly affected by, among other things, worldwide economy growth, supply and demand for specific products and services and for industrial sector products in general, product obsolescence, rapid technological developments, international political and economic developments, claims for environmental damage or product liability, tax policies, and government regulation.

SmallCap Stock Risk. The risk that stocks of smaller capitalization companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small capitalization companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

MidCap Stock Risk. The risk that stocks of relatively smaller capitalization within the midcap range of companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Relatively smaller capitalization companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

Non-U.S. Investment Risk. Securities of non-U.S. issuers (including ADRs and other securities that represent interests in a non-U.S. issuer’s securities) may be less liquid, more volatile, and harder to value than U.S. securities. Non-U.S. issuers may be subject to political, economic, or market instability or unfavorable government action in their local jurisdictions or economic sanctions or other restrictions imposed by U.S. or foreign regulators. There may be less information publicly available about non-U.S. issuers and their securities, and those issuers may be subject to lower levels of government regulation and oversight. Non-U.S. stock markets may decline due to conditions specific to an individual country, including unfavorable economic conditions relative to the United States. There may be increased risk of delayed transaction settlement or security certificate loss.

Non-U.S. Currency Risk. Non-U.S. currencies may decline relative to the U.S. dollar, which reduces the unhedged value of securities denominated in or otherwise exposed to those currencies. Shelton Capital Management may not be able to determine accurately the extent to which a security or its issuer is exposed to currency risk.

Environmental Investing Risk. The Fund’s environmental criteria limits the available investments compared to similar funds that do not have the same criteria limits. Accordingly, the Fund may forego opportunities to buy certain securities when it might otherwise be advantageous to do so, or may sell securities for environmental reasons when it might be otherwise disadvantageous for it to do so.

LargeCap Stock Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Liquidity Risk. The Fund may invest in securities in the green economy that cannot be traded quickly enough in the market to prevent a loss or make the required profit.

Market Exposure Risk. Investment prices may increase or decrease, sometimes suddenly and unpredictably, due to general market conditions. The Fund is primarily invested in European stock markets. As with any investment whose performance is linked to these markets, the value of an investment in the Fund will change. During a declining stock market, investment in this Fund would lose money.

Manager Risk. Shelton Capital Management’s opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect or the market may continue to undervalue the company or security. Shelton Capital Management may not make timely purchases or sales of securities for the Fund.

Derivatives Risk. Investing with derivatives, such as options, and equity index futures, or other futures contracts involves risks additional to and possibly greater than those associated with investing directly in securities. The value of a derivative may not correlate to the value of the underlying instrument to the extent expected. Derivative transactions may be volatile, and can create leverage, which could cause the Fund to lose more than the amount of assets initially contributed to the transaction, if any. The Fund may not be able to close a derivatives position at an advantageous time or price. For over-the-counter derivatives transactions, the counterparty may be unable or unwilling to make required payments and deliveries, especially during times of financial market distress. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments may make derivatives more costly, limit the availability of derivatives, or otherwise adversely affect the value or performance of derivatives and the Fund.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.

Recent Market Events Risk: U.S. and international markets have experienced and may continue to experience volatility in recent months and years due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East, and the impact of the coronavirus (COVID-19) global pandemic. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.

Bar Chart and Performance Table

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows calendar year returns and the average annual total return table indicates risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. These figures assume that all distributions are reinvested. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results. Updated performance information may be obtained on our website www.sheltoncap.com or by calling (800) 955-9988.

Best Quarter: 44.62% (Q4, 2020)

Worst Quarter: -18.32% (Q1, 2020)

Year to date performance as of 9/30/2023: -5.77%

Date of inception: 3/12/13

The returns above are for the Investor share class of the Fund. The Institutional class would have substantially similar annual returns to the Investor share class because the classes are invested in the same portfolio securities. The Institutional class returns will be higher over the long-term when compared to the Investor share class returns to the extent that the Investor share class has higher expenses.

After-tax returns for the Investor share class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for only Investor share class. After tax-returns for other share classes of the Fund will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are shown only for the Investor Class, after tax-returns for the Institutional Class will be different. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Return (for the period ended 12/31/22) Shelton Sustainable Equity Fund	1 year	5 Year	Inception
Investor Shares: NEXTX
Return Before Taxes	-26.80%	13.37%	13.37%
Return After Taxes on Distributions	-26.89%	12.99%	13.10%
Return After Taxes on Distributions and Sale of Fund Shares	-16.88%	11.17%	11.58%
Institutional Shares: NEXIX[1]
Return Before Taxes	n/a	n/a	n/a
S&P 500 Composite Stock Price Index	-18.13%	9.40%	11.79%

[1]	The Institutional Class’ inception date is October 10, 2022. Performance information for the Institutional Class will be provided once the Class has completed a full calendar year.

It is not possible for individuals to invest directly into an index. Performance figures for an index do not reflect deductions for sales charges, commissions, expenses or taxes.

Fund Management

Shelton Capital Management serves as the investment advisor to the Fund. Dr. Bruce Kahn, Ph.D serves as the lead portfolio manager of the Fund since October 10, 2022. Mr. Derek Izuel and Mr. Justin Sheetz also have served as portfolio managers of the Fund since October 10, 2022.

Other Important Information about Fund Shares

For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries please turn to the “Summary of Other Important Information About Fund Shares” section below.

Summary of Other Important Information About Fund Shares

Purchase and Sale of Fund Shares

The minimum initial investments and subsequent investments for Class K shares of each Fund are as follows:

	Minimum Initial Investment	Minimum Subsequent Investment
Accounts with Automatic Investment Plan (“AIP”)	$500	$100
All other Funds’ accounts	$1,000	$100

The minimum initial investments and subsequent investments for Investor Class shares of each Fund are as follows:

	Minimum Initial Investment	Minimum Subsequent Investment
Accounts with Automatic Investment Plan (“AIP”)	$500	$100
All other Funds’ accounts	$1,000	$100

The minimum initial investments and subsequent investments for Institutional Class shares of the Nasdaq-100 Index Fund are as follows:

	Minimum Initial Investment	Minimum Subsequent Investment
All accounts	$10,000,000	$2,500

The minimum initial investments and subsequent investments for Institutional Class shares of the Shelton Sustainable Equity Fund are as follows:

	Minimum Initial Investment	Minimum Subsequent Investment
All accounts	$500,000	$2,500

The Distributor may change the minimum investment amounts at any time or waive them at its discretion.

You may redeem all or a portion of your shares on any business day that a Fund is open for business by mail, telephone or our website (www.sheltoncap.com).You may receive the redemption by wire, electronic funds transfer or check. The sale price of your shares will be the Fund’s next determined net asset value after the Fund’s transfer agent, or an authorized agent or sub-agent receives all required documents in good order as further described below. If you have questions or need assistance, you may call client services for Shelton Funds at (800) 955- 9988 during normal business hours (generally 8:00 a.m. to 5:00 p.m. Mountain Time).

Tax Information. For U.S. federal income tax purposes, a Fund’s distributions may be taxable as ordinary income, capital gains, exempt-interest dividends, qualified dividend income, or section 199A dividends, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Withdrawals from such a tax-advantaged investment plan will be subject to special tax rules.

Payments to Broker-Dealers and other Financial Intermediaries. If you purchase a Fund through an employee benefit plan, the Fund, Shelton Capital Management or related entities may make payments to the recordkeeper, broker/ dealer, bank, or other financial institution or organization (each a “financial intermediary”) that provides shareholder recordkeeping or other administrative services to the plan as compensation for those services. These payments may create a conflict of interest by influencing your Financial Intermediary to make available a Fund over other mutual funds or investments. You should ask your financial intermediary about differing and divergent interests and how it is compensated for administering your Fund investment.

Investment Objectives and Principal Strategies

Green California Tax-Free Income Fund – The Green California Tax-Free Income Fund’s objective is to seek high current tax-free income for California residents.

The Green California Tax-Free Income Fund seeks as high a level of income, exempt from regular federal and California personal income taxes, as is consistent with prudent investment management and safety of capital. The Fund invests in intermediate and long- term municipal bonds. The Fund invests in municipal bonds issued by the State of California and various municipalities located within California. Generally, these bonds are rated in one of the four highest rating categories (investment grade) by an independent rating organization such as Standard & Poor’s, Moody’s and Fitch. In some cases, securities are not rated by independent agencies. The Fund will generally purchase an unrated security only if Shelton Capital Management, the investment advisor to the Fund, believes the security is of similar quality to an investment-grade issue. Shelton Capital Management will seek to invest in municipal bonds that meet environmental, social and governance screens so that the Fund may be considered a green municipal bond fund. In evaluating environmental, social and governance considerations, Shelton Capital Management uses criteria including, but not limited to, use of bond proceeds, expected environmental impact, the source of revenues for repayment, and the reputation of the issuer. Generally, the interest on municipal bonds is not subject to federal and California personal income taxes. Under normal market conditions, it is the Fund’s fundamental policy to invest at least 80% of its total assets (which includes the amount of any borrowings for investment purposes) in California municipal bonds, that are exempt from federal and California state income taxes, although generally the percentage is much higher. California municipal bonds include municipal bonds issued by the State of California and various municipalities located within California. This policy with respect to exemption from federal and California state income taxes is a fundamental policy of the Fund and may not be changed without shareholder approval. Under normal market conditions, the Fund invests 80% of the net assets of the Fund (which includes the amount of any borrowings for investment purposes) in municipal bonds that meet environmental, social and governance screens that Shelton Capital Management evaluates as making such investments “green” investments for this purpose. In evaluating environmental, social and governance considerations, Shelton Capital Management uses criteria including, but not limited to, use of bond proceeds, expected environmental impact, the source of revenues for repayment, and the reputation of the issuer. These policies with respect to California and “green” investments may not be changed unless Fund shareholders are given at least 60 days prior notice. The Fund’s duration typically ranges from four to twelve years. Although the Fund is not prevented from holding bonds whose interest is subject to the federal alternative minimum tax (“AMT”), Shelton Capital Management seeks to invest primarily in non-AMT bonds. Shelton Capital Management attempts to select securities that it believes will provide the best balance between risk and return within the Fund’s range of allowable investments. The Fund is actively managed for total return. In managing the portfolio, a number of factors are considered including general market and economic conditions and their likely effects on the level and term-structure of interest rates, yield spreads among securities, and the credit type and quality of the issuer. Tax-free income to shareholders is achieved through purchasing and holding municipal bonds that are not subject to regular federal and California personal income taxes, provided at least 50% of the total assets of the Fund consists of such obligations and the Fund maintains its status as a regulated investment company (RIC). Generally, income represents the greatest portion of return over time, although the total return from a municipal security includes both interest income and gains and losses from the disposition of the security. Shelton Capital Management may sell portfolio securities for a variety of reasons, including when it believes that such securities are no longer consistent with the Fund ’s investment objective, other securities appear to offer more compelling opportunities, or to meet redemption requests. Changes in the rating of a security will not necessarily result in the sale of that security.

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S&P 500 Index Fund – The S&P 500 Index Fund’s investment objective is to attempt to replicate the total return of the U.S. stock market as measured by the S&P 500 Composite Stock Price Index. The S&P 500 Index Fund seeks to provide investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor’s 500 Composite Stock Price Index. The S&P 500 Index includes the common stocks of 500 leading U.S. companies from a broad range of industries. Standard & Poor’s, which maintains the Index, makes all determinations regarding the inclusion of stocks in the Index. Each stock is weighted in proportion to its total market value. The Fund is passively managed. It invests primarily in the stocks that make up the Index so that the weighting of each stock in the portfolio approximates the Index. Shelton Capital Management, the investment advisor to the Fund, seeks to maintain a return correlation of at least 0.95 to the S&P 500 Index (a return correlation of 1.00 is perfect). Under normal market conditions, it is the Fund’s policy to invest at least 80% of its total assets (which includes the amount of any borrowings for investment purposes) in the underlying stocks of the Index. The S&P 500 Index is a well-known stock market index that includes common stocks of companies representing approximately 92% of the total market Index as measured by the S&P Composite 1500. As of November 30, 2023, companies included in the Index range from $4.5 billion to $2,954 billion in market capitalization. The median market capitalization of the stocks in the S&P 500 Index is approximately $31.2 billion. The Fund may invest in futures contracts. The Fund generally maintains some short-term securities and cash equivalents in the portfolio to meet redemptions and needs for liquidity. Shelton will typically buy futures contracts so that the market value of the futures replicates the difference between the net assets of the fund and the equity holdings. This helps minimize the tracking error of the Fund. This performance variation occurs because, unlike the Index, the Fund must pay operating expenses and contend with the flow of cash in and out of the Fund primarily from shareholder activity. While Shelton Capital Management expects the Fund’s performance to closely represent the Index, the Fund will generally underperform the Index.

The Fund invests in large companies from many sectors. In doing so, the Fund is not as sensitive to the movements of a single company’s stock or a single economic sector. However, during periods where investment alternatives such as MidCap stocks, SmallCap stocks, bonds and money market instruments outperform LargeCap stocks, we expect the performance of the Fund to underperform other mutual funds that invest in these alternatives. The S&P 500 Index is a capitalization-weighted index, meaning companies are weighted based on their size. Thus, poor performance of the largest companies could result in negative performance of the Index and the Fund.

S&P MidCap Index Fund – The S&P MidCap Index Fund’s investment objective is to attempt to replicate the performance of medium-sized U.S. companies as measured by the S&P MidCap 400 Index.

The S&P MidCap Index Fund seeks to provide investment results that correspond to the total return of publicly traded common stocks of medium-size domestic companies, as represented by the S&P MidCap 400 Index. The S&P MidCap 400 Index includes the common stocks of 400 medium-sized U.S. companies from a broad range of industries. Standard & Poor’s, which maintains the index, makes all determinations regarding the inclusion of stocks in the Index. Each stock is weighted in proportion to its total market value. The Fund is passively managed. It invests primarily in the stocks that make up the S&P MidCap 400 Index so that the weighting of each stock in the portfolio approximates the Index. Shelton Capital Management, the investment advisor to the Fund, seeks to maintain a return correlation of at least 0.95 to the S&P MidCap 400 Index (a return correlation of 1.00 is perfect). Under normal market conditions, it is the Fund’s policy to invest at least 80% of its total assets (which includes the amount of any borrowings for investment purposes) in the underlying stocks of the Index. The S&P MidCap 400 Index is a recognized stock market index that includes common stocks of companies, representing approximately 5.6% of the total market Index as measured by the S&P Composite 1500. As of November 30, 2023, companies included in the S&P MidCap 400 Index range from $2.2 billion to $33 billion in market capitalization. The median market capitalization of the stocks in the S&P MidCap 400 Index is approximately $5.8 billion. The Fund may invest in futures contracts. The Fund generally maintains some short-term securities and cash equivalents in the portfolio to meet redemptions and needs for liquidity. Shelton will typically buy futures contracts so that the market value of the futures replicates the difference between the net assets of the fund and the equity holdings. This helps minimize the tracking error of the Fund. This performance variation occurs because, unlike the Index, the Fund must pay operating expenses and contend with the flow of cash in and out of the portfolio. While Shelton Capital Management expects the Fund’s performance to closely represent the Index, the Fund will generally underperform the Index.

The Fund invests in mid-sized companies from many sectors. In doing so, the Fund is not as sensitive to the movements of a single company’s stock or a single economic sector. However, during periods where investment alternatives such as LargeCap stocks, SmallCap stocks, bonds and money market instruments outperform MidCap stocks, we expect the performance of the Fund to underperform other mutual funds that invest in these alternatives. The S&P MidCap 400 Index is a capitalization-weighted index, meaning companies are weighted based on their size. Thus, poor performance of the largest companies could result in negative performance of the Index and the Fund.

S&P SmallCap Index Fund – The S&P SmallCap Index Fund’s investment objective is to attempt to replicate the performance of small-sized U.S. companies as measured by the S&P SmallCap 600 Stock Index.

The S&P SmallCap Index Fund seeks to provide investment results that correspond to the total return of publicly traded common stocks of small-sized companies, as represented by the S&P SmallCap 600 Index. The S&P SmallCap 600 Index includes common stocks of 600 small U.S. companies from a broad range of industries. Standard & Poor’s, which maintains the Index, makes all determinations regarding the inclusion of stocks in the Index. Each stock is weighted in proportion to its total market value. The Fund is passively managed. It invests primarily in the stocks that make up the S&P SmallCap 600 Index so that the weighting of each stock in the portfolio approximates the Index. Shelton Capital Management, the investment adviser to the Fund, seeks to maintain a return correlation of at least 0.95 to the S&P SmallCap 600 Index (a return correlation of 1.00 is perfect). Under normal market conditions, it is the Fund’s policy to invest at least 80% of its total assets (which includes the amount of any borrowings for investment purposes) in the underlying stocks. The S&P SmallCap 600 Index is a well-known stock market index that includes common stocks of companies representing approximately 2.4% of the total market index as measured by the S&P Composite 1500. As of November 30, 2023, companies included in the S&P SmallCap 600 Index range from $225 million to $7.3 billion in market capitalization. The median market capitalization of the stocks in the S&P SmallCap 600 Index is approximately $1.6 billion. The Fund may invest in futures contracts. The Fund generally maintains some short-term securities and cash equivalents in the portfolio to meet redemptions and needs for liquidity. Shelton will typically buy futures contracts so that the market value of the futures replicates the difference between the net assets of the fund and the equity holdings. This helps minimize the tracking error of the Fund. This performance variation occurs because, unlike the Index, the Fund must pay operating expenses and contend with the flow of cash in and out of the portfolio. While Shelton Capital Management expects the Fund’s performance to closely represent the Index, the Fund will generally underperform the Index.

The Fund invests in relatively smaller companies from many sectors. In doing so, the Fund is not as sensitive to the movements of a single company’s stock or a single economic sector. However, during periods where investment alternatives such as LargeCap stocks, SmallCap stocks, bonds and money market instruments outperform SmallCap stocks, we expect the performance of the Fund to underperform other mutual funds that invest in these alternatives. The S&P SmallCap 600 Index is a capitalization-weighted index, meaning companies are weighted based on their size. Thus, poor performance of the largest companies could result in negative performance of the Index and the Fund.

Shelton Equity Income Fund – The Shelton Equity Income Fund’s investment objective is to achieve a high level of income and capital appreciation (when consistent with high income) by investing primarily in income-producing U.S. equity securities.

Shelton Equity Income Fund seeks a high level of current income by investing primarily in income-producing equity securities. The Fund will also consider the potential for price appreciation when consistent with seeking current income. In order to meet its investment objectives, the Fund invests primarily in U.S. equity securities that generate a relatively high level of dividend income (relative to other equities in the same industry) and have the potential for capital appreciation. These securities will generally be stocks of medium and large U.S. corporations. It is the Fund’s policy that, under normal market conditions, it will invest at least 80% of its total assets (which includes the amount of any borrowings for investment purposes) in common stocks. The Fund’s policy of investing in common stocks may not be changed unless Fund shareholders are given at least 60 days prior notice. Shelton Capital Management, the investment advisor to the Fund “Shelton”, seeks to purchase equity securities for the Fund’s portfolio consistent with the Fund’s investment objective, such as when Shelton Capital Management believes such securities have income producing potential, a potential for capital appreciation or value potential.

The Fund seeks to deliver capital appreciation and an enhanced cash flow through writing covered calls and/or selling cash secured puts on portfolio positions, thereby enhancing the distribution rates to shareholders. The strategy is used to either reduce overall volatility or add incremental cash flow. The covered calls are strategically sold to generate option premium cash flow in addition to the portfolio’s dividends. A cash secured put involves selling put options and simultaneously setting aside enough cash or margin to buy the stock if an assignment occurs. The Fund may also buy protective puts. A protective put is a risk-management strategy where a put or puts are purchased against a long stock or other long portfolio position. The objective of buying puts is to reduce the directional risk and exposure of the individual portfolio while allowing for upside gains if the stock or portfolio continues to increase in value.

When the market price of a stock equals or exceeds the strike price of a covered call option written against it, Shelton Capital Management may allow all or a portion of the stock to be sold or “called away” by the option buyer. Shelton Capital Management may sell portfolio securities for a variety of reasons, including when it believes that securities are no longer consistent with the Fund’s investment objective, other securities appear to offer more compelling opportunities, or to meet redemption requests. Although the Fund will attempt to invest as much of its assets as is practical in income-producing stocks, the Fund may maintain a reasonable (up to 20%) position in cash, U.S. Treasury bills or money market instruments to meet redemption requests and other liquidity needs. The Fund may invest in stock futures contracts to keep the net assets of the Fund fully invested in the equity markets in circumstances when the Fund is holding treasury bills, money market instruments, similar investments or cash in the portfolio. Utilizing futures allows the Fund to maintain a high percentage of the portfolio in the market while maintaining cash for liquidity needs.

The Fund’s option strategy may limit the upside performance of any position for which a call is sold and may increase costs when puts are purchased. When selling a call, the Fund is effectively selling upside stock performance in exchange for immediate cash flow. In markets where a stock position goes up dramatically, this could cause the Fund to under-perform its benchmark and the equity markets in general. When buying a put, the Fund is spending a premium to protect the downward movement of the value of a position in the Fund’s portfolio. In the event the value of the position went up during the life of the put option, the option would expire without value and the Fund will have lost the premium paid. The Fund may buy or sell options in an effort to generate additional cash flow above and beyond the dividends paid by the stocks or hedge the portfolio from potential losses. A call option is a right for the buyer to purchase the stock from the Fund at a predetermined price. When the Fund sells a call option, the Fund is paid cash and the buyer of the option may exercise the right to purchase the stock at a fixed price over the life of the option. The Fund may do this in order to generate additional cash flow for one or more positions in the portfolio beyond the current dividend yield. A put option is the right to sell a stock to the seller at a predetermined price. When the Fund buys a put option, it pays the seller for the write to sell a stock at a predetermined price. The Fund may do this in order to protect the value of one or more positions in the portfolio. While there is no assurance that a strategy will work as planned, option strategies used by the Fund will generally be used in an effort to reduce the risk exposure of the Fund’s portfolio. While there are several factors impacting option values, typically, the higher the share price relative to the strike price of the option and the longer the life of the option, the higher the call premium paid to the Fund.

Nasdaq-100 Index Fund – The Nasdaq-100 Index Fund’s investment objective is to attempt to replicate the performance of the largest non-financial companies as measured by the Nasdaq- 100 Index®.

The Nasdaq-100 Index® includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. Nasdaq, which maintains the Index, makes all determinations regarding the inclusion of stocks in the Index. Each stock is weighted in proportion to its total market value. The Fund is passively managed. It invests primarily in the stocks comprising the Index so that the weighting of each stock in the portfolio approximates the Index. Shelton Capital Management, the investment advisor to the Fund, seeks to maintain a return correlation of at least 0.95 to the Nasdaq-100 Index® (a return correlation of 1.00 is perfect). Under normal market conditions, it is the Fund’s policy to invest at least 80% of its total assets (which includes the amount of any borrowings for investment purposes) in the stocks comprising the Index. The Fund may invest in securities issued by other investment companies if those companies invest in securities consistent with the Fund’s investment objective and policies. Companies included in The Nasdaq-100 Index range from $9.7 billion to $2,954 billion in market capitalization as of November 30, 2023. The majority of portfolio transactions in the Fund (other than those made in response to shareholder activity) will be made to adjust the Fund’s portfolio to track the Index or to reflect occasional changes in the Index’s composition. The Fund may invest in futures contracts. The Fund generally maintains some short-term securities and cash equivalents in the portfolio to meet redemptions and needs for liquidity. Shelton Capital Management will typically buy futures contracts so that the market value of the futures replicates the difference between the net assets of the fund and the equity holdings. This helps minimize the tracking error of the Fund.

The Fund is classified as “diversified” as defined under the Investment Company Act of 1940, as amended, but may exceed the applicable diversification limits solely as a result of a change in relative market capitalizations or index weightings of one or more stocks in the Nasdaq-100 Index®. This means that the Fund may invest a greater portion of its assets in a limited number of issuers than would be the case if the Fund were always managed within the limits ordinarily applicable to a diversified management investment company. The Fund intends to maintain its equity holdings in approximately the same proportion as the Nasdaq-100 Index®. Shareholder approval will not be sought when the Fund exceeds the applicable diversification limits status due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Nasdaq-100 Index®.

U.S. Government Securities Fund – The U.S. Government Securities Fund’s investment objective is to seek liquidity, safety from credit risk and as high a level of income as is consistent with these objectives.

The U.S Government Securities Fund seeks to invest in full faith and credit obligations of the U.S. government and its agencies or instrumentalities, primarily in U.S. Treasury securities and Government National Mortgage Association Certificates (“GNMA”). In order to meet its investment objective, the Fund invests primarily in high-quality bonds whose interest is guaranteed by the full faith and credit of the United States government and its agencies or instrumentalities. The government securities in which the Fund invests primarily include U.S. Treasury Securities and may include Government National Mortgage Association (GNMA) Certificates. Under normal market conditions, it is the Fund’s policy to invest at least 80% of its total assets (which includes the amount of any borrowings for investment purposes) in securities issued by the U.S. government and its agencies and instrumentalities.

The Fund invests in intermediate and long-term fixed income securities. While the Fund is not limited to any duration, Shelton Capital Management, the investment advisor to the Fund, generally seeks to target the Fund’s dollar-weighted average portfolio duration in a range between three to twelve years. Generally, Shelton Capital Management seeks a balance between risk and return, for example in allocating investments between U.S. Treasury bonds and GNMA pass-through securities in an attempt to maximize the overall performance of the Fund. Shelton Capital Management generally will consider selling securities from the Fund’s portfolio when it believes that such securities are no longer consistent with the Fund’s investment objective, when altering the duration of the fund or the balance or investments among treasuries and GNMAs, to meet redemption requests and in other circumstances that Shelton Capital Management deems appropriate consistent with the Fund’s investment objective. In managing the portfolio, a number of factors are considered including general market and economic conditions and their likely effects on the level and term- structure of interest rates, yield spreads, and mortgage prepayment rates on GNMA pass-through securities. While income is the most important part of return over time, the total return for a bond fund includes both income and price losses and gains.

The United States Treasury Trust – The United States Treasury Trust’s investment objective is to seek high current income exempt from state income taxes while maintaining a stable net asset value of $1.00 per share.

The Fund primarily invests its assets in cash, repurchase agreements and government securities with interest guaranteed by the full faith and credit of the United States government. The Fund buys securities that have a maturity of less than 397 days, so that the Fund’s weighted average maturity does not exceed the Rule 2a-7 requirements under the Investment Company Act of 1940, as amended, currently 60 days. It is the Fund’s policy to invest at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements collateralized by cash or government securities and in compliance with industry-standard regulatory requirements for money market funds for quality, maturity, and diversification. Under normal circumstances, the Fund invests at least 80% of the value of its net assets (plus the amount of any borrowings for investment purposes) in U.S. Treasuries and repurchase agreements that are fully collateralized by U.S. Treasuries. The Fund’s policy with respect to investing in U.S. Treasuries may not be changed unless Fund shareholders are given at least 60 days prior notice. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Shelton Sustainable Equity Fund - The Shelton Sustainable Equity Fund’s investment objective is to achieve long-term capital appreciation by investing in stocks in the sustainable economy.

Under normal market conditions, the Fund invests 80 percent of the net assets of the Fund (which includes the amount of any borrowings for investment purposes) in equities of “Sustainable” companies. Shelton Capital Management, the Fund’s investment adviser, identifies Sustainable companies as those which fulfill one or more of the requirements of our PRIME criteria:

● Principles: Encourage and improve human well-being and personal freedom

● Research: R&D of new technologies that provide for more efficient resource utilization

● Impact: Help scale the above advantages to a broader range of beneficiaries

● Mitigation: Reduce environmental risks and halt or reverse the effects of climate change

● Evolution: Increase economic efficiencies and limit the effects of systematic economic risks

Shelton Capital Management evaluates a company’s performance on Environmental, Social and Governance factors (“ESG”) as contributing to a qualification as a Sustainable company. Such factors include but are not limited to: GHG emissions, energy, water and waste management, productivity, product quality and safety, employee health safety, business ethics and corporate governance.

Sustainable companies exist across all sectors and sub-sectors of the economy. For example, within agriculture, many firms are working towards executing sustainable farming practices, or providing the methods to do so. Shelton Capital Management considers the complete scope of operations for any firm including clients and vendors Firms that actively consider the welfare of their employee base in the growth of their business can be found in any industry, and in many if not all parts of the world.

The Fund will invest in U.S. common and foreign stocks and American Depository Receipts (“ADRs”) The Fund may invest in companies of all sizes and seeks diversification by economic sector and geography.

Shelton Capital Management analyzes stocks considered for ownership by the Fund based on how the characteristics that qualify them for the sustainable economy contribute to improving the financial condition of the firm. Shelton Capital Management employs both qualitative and quantitative fundamental analysis designed to evaluate each company’s financial condition and relative industry position, as well as qualitative criteria derived from macro-economics.

Although the Fund will attempt to invest as much of its assets as is practical in common stocks, the Fund may maintain a reasonable (up to 20%) position in in U.S. Treasury Bills and money market instruments to meet redemption requests and other liquidity needs.

The Fund may invest in stock futures contracts of indices and similar investments when holding cash or cash equivalents to keep the Fund more fully exposed to the equity markets. Utilizing futures on indices and similar investments allows the Fund to maintain a high percentage of the portfolio in the market while maintaining cash for short-term liquidity needs and other purposes.

Investment Risks

Investors should recognize that investing in securities presents certain risks that cannot be avoided. There is no assurance that the investment objectives of any Fund will be achieved. The following table summarizes some of the principal and non-principal risks involved in investing in each of the Funds and highlights certain differences and similarities among the Funds in their exposure to various types of risks. The table below is not a complete list of every risk involved in investing in the Funds and a Fund may have exposure to a risk factor even if it is not marked below. Investing in securities creates indirect exposure to the various business risks to which their issuers are subject, which may include sector-, industry-, or region-specific risks. There is more information about these and other risks in the Statement of Additional Information (SAI).

Risk	Green California Tax-Free Income Fund	S&P 500 Index Fund	S&P MidCap Index Fund	S&P SmallCap Index Fund	Shelton Equity Income Fund	Nasdaq-100 Index Fund	U.S. Government Securities Fund	The United States Treasury Trust	Shelton Sustainable Equity Fund
Bankruptcy Risk	X	X	X	X	X	X	NA	NA	X
Call Risk	X	NA	NA	NA	NA	NA	X	NA	NA
Concentration and Sector Risk	NA	NA	NA	NA	NA	X	NA	NA	X
Credit Risk	X	NA	NA	NA	NA	NA	NA	NA	NA
Cybersecurity Risk	X	X	X	X	X	X	X	X	X
Derivatives Risk	NA	X	X	X	X	X	NA	NA	X
Economic and Political Risks	X	X	X	X	X	X	X	X	X
Environmental Investing Risk	NA	NA	NA	NA	NA	NA	NA	NA	X
Equity Risk	NA	X	X	X	X	X	NA	NA	X
ESG Risk	X	NA	NA	NA	NA	NA	NA	NA	NA
Financial Sector Risk	NA	NA	NA	X	NA	NA	NA	NA	NA
Income Risk	X	NA	NA	NA	NA	NA	X	X	NA
Industrials Sector Risk	NA	NA	NA	NA	NA	NA	NA	NA	X
Information Technology Sector Risk	NA	X	NA	NA	NA	X	NA	NA	NA
Interest Rate Risk	X	X	X	X	X	X	X	X	NA
LargeCap Stock Risk	NA	X	NA	NA	X	X	NA	NA	X
Liquidity Risk	X	NA	NA	NA	NA	NA	NA	NA	X
Manager Risk	X	X	X	X	X	X	X	X	X
Market Exposure Risk	X	X	X	X	X	X	X	X	X
MidCap Stock Risk	NA	NA	X	NA	NA	NA	NA	NA	X
Non-Diversification Risk	X	NA	NA	NA	NA	X	NA	NA	NA
Non-U.S. Currency Risk	NA	NA	NA	NA	NA	NA	NA	NA	X
Non-U.S. Investment Risk	NA	NA	NA	NA	NA	X	NA	NA	X
Option Call and Put Risk	NA	NA	NA	NA	X	NA	NA	NA	NA
Portfolio Turnover	X	X	X	X	X	X	X	X	X
Prepayment Risk	X	NA	NA	NA	NA	NA	X	NA	NA
Risk of Investing in Other Investment Companies	X	X	X	X	X	X	X	NA	X
Recent Market Events Risk	X	X	X	X	X	X	X	X	X
Regulatory Risk	X	X	X	X	X	X	X	X	X
Sector Risks	NA	NA	NA	X	X	NA	NA	NA	X
SmallCap Stock Risk	NA	NA	NA	X	NA	NA	NA	NA	X
State-Specific Risk	X	NA	NA	NA	NA	NA	NA	NA	NA
Stock Futures Risk	NA	X	X	X	X	X	NA	NA	X
Temporary Defensive Positions	X	X	X	X	X	X	X	X	X
Tracking Error Risk	NA	X	X	X	NA	X	NA	NA	NA
U.S. Government Securities Risk	NA	NA	NA	NA	NA	NA	X	X	NA
US Municipal Bond Risk	X	NA	NA	NA	NA	NA	NA	NA	NA
Valuation Risk	X	X	X	X	X	X	X	X	X
Value Securities Risks	NA	NA	NA	NA	X	NA	NA	NA	X

NA: Not Applicable

Bankruptcy Risk. The risk that an issuer seeks protection under bankruptcy laws. In such a circumstance, the principal value of the bond would be expected to decline. If a bond held by a Fund is issued by a municipality that experiences significant financial difficulty that can potentially lead to bankruptcy or default, the Fund would be expected to lose value.

Call Risk. Issuers of callable bonds are permitted to redeem them before their full maturities. Buying a callable bond exposes a Fund to economic risks similar to selling call options. Issuers may call outstanding securities before their maturity for a number of reasons, including decreases in prevailing interest rates or improvements to the issuer’s credit profile. If an issuer calls a security in which a Fund is invested, that Fund could lose potential price appreciation and be forced to reinvest the proceeds in securities that bear a lower interest rate or more credit risk.

Concentration and Sector Risk. If holdings of a Fund are concentrated into a few companies or economic sectors, the fund may be more volatile than a more diversified Fund and in the event that the holdings perform poorly, the Fund may under-perform other investments that are less concentrated. With respect to the Nasdaq-100 Index Fund, the Nasdaq-100 Index is subject to concentration risk. First, it is a modified-capitalization weighted index, meaning that except for some modifications, companies are weighted based on their size. Thus, the poor performance of the largest companies within the Index could result in the negative performance of the Index and the Fund. Additionally, the significant concentration of technology stocks makes the Fund’s performance particularly sensitive to this specific sector. Negative performance in the information technology sector may result in negative Fund performance. With respect to the Shelton Sustainable Equity Fund, the significant concentration of green economy companies makes the Fund’s performance particularly sensitive to this specific sector. Negative performance in the green economy sector may result in negative Fund performance. Additionally, the significant concentration of consumer, non-cyclical stocks makes the Fund’s performance particularly sensitive to this specific sector. Negative performance in the consumer, non-cyclical sector may result in negative Fund performance.

Credit Risk. The value of a debt security may decline if the market believes it is less likely that the issuer will make all payments of interest and principal as required. This could occur because of actual or perceived deterioration in the issuer’s or a guarantor’s financial condition, or in the case of asset-backed securities, the likelihood that the loans backing a security will be repaid in full. A Fund could lose money if the issuer or guarantor of a debt security becomes bankrupt or subject to a special resolution regime, or is otherwise unable or unwilling to make timely interest and/or principal payments, or honor its obligations. Securities are subject to varying degrees of credit risk, which may be reflected by their ratings; however, such ratings may overestimate or underestimate the likelihood of default and may not accurately reflect the true credit risk of a security. The credit risk associated with corporate debt securities may change as the result of an event such as a large dividend payment, leveraged buyout, debt restructuring, merger, or recapitalization; such events are unpredictable and may benefit shareholders or new creditors at the expense of existing debt holders. Credit risk is likely to increase during periods of economic uncertainty or downturns. Credit risk associated with non-U.S. dollar denominated securities may increase if the value of an issuer’s home currency declines relative to the U.S. dollar. If a debt security owned by a Fund ceases to be rated or is downgraded below a permitted threshold, the Fund may (but is not required to) sell the security.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.

Derivatives Risk. Derivatives are financial instruments, including futures contracts, the values of which are based on the value of one or more underlying assets, such as stocks, bonds, currencies, interest rates, and market indexes. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets and other more traditional investments. The market value of derivatives may be more volatile than that of other investments and can be affected by changes in interest rate or other market developments. The use of derivatives may accelerate the velocity of possible losses. Each type of derivative instrument may have its own special risks, including the risk of mispricing or improper valuation and the possibility that a derivative may not correlate perfectly or as expected with its underlying asset, rate, or index. Derivatives create leverage because the upfront payment required to enter into a derivative is often much smaller than the potential for loss (which may in theory be unlimited). A derivative may be subject to liquidity risk, especially during times of financial market distress; certain types of derivatives may be terminated or modified only with the consent of their counterparties. The use of derivatives may cause a Fund’s investment returns to be impacted by the performance of securities the Fund does not own. Derivatives are specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility, or have a different effect than anticipated, especially in unusual or extreme market conditions. Suitable derivatives transactions may not be available in all circumstances and there can be no assurance that a particular derivative position will be available or used by a Fund or that, if used, such strategies will be successful. Regulations may require a Fund buy or sell a security at a disadvantageous time or price to maintain offsetting positions or asset coverage in connection with certain derivatives transactions. Use of derivatives may increase the amount and change the timing of taxes payable by shareholders.

Economic and Political Risks. These risks may be short-term by causing a change in the market that is corrected in a year or less, or they may have long-term impacts which may cause changes in the market that last for many years. Some factors may affect one sector of the economy or a single stock, but may not have a significant impact on the overall market.

Environmental Investing Risk. The Fund’s environmental criteria limit the available investments compared with funds with no such criteria. Under certain economic conditions, this could cause the Fund’s investment performance to be worse or better than similar funds with no such criteria.

Equity Risk Equity securities represent an ownership interest in an issuer rather than a right to receive a specified future payment. This makes equity securities more sensitive than debt securities to changes in an issuer’s earnings and overall financial condition; as a result, equity securities are generally more volatile than debt securities. Equity securities may lose value as a result of changes relating to the issuers of those securities, such as management performance, financial leverage, or changes in the actual or anticipated earnings of a company, or as a result of actual or perceived market conditions that are not specific to an issuer. Even when the securities markets are generally performing strongly, there can be no assurance that equity securities held by a Fund will increase in value. Because the rights of all of a company’s creditors are senior to those of holders of equity securities, shareholders are least likely to receive any value if an issuer files for bankruptcy. Investments in equity securities may create indirect exposure to interest rate, credit, and currency risk. Securities of non-U.S. issuers are exposed to currency risk, even if they are denominated in U.S. dollars. Debt and equity investments in commodity-related issuers create exposure to commodity risks, which may include unpredictable changes in value, supply and demand, and government regulation.

ESG Risk. The Fund’s consideration of ESG factors as part of its investment strategy may limit the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds that do not consider ESG factors. The Fund’s consideration of ESG factors may result in the Fund investing in securities or industry sectors that underperform the market as a whole, or forgoing opportunities to invest in securities that might otherwise be advantageous to buy. The Fund may also underperform other funds that apply different ESG standards.

Financial Sector Risk. The Fund may invest in companies in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, and the availability and cost of capital. These factors and events have had, and may continue to have, a significant negative impact on the valuations and stock prices of companies in this sector and have increased the volatility of investments in this sector. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector.”

Income Risk. The income you earn from a Fund may decline due to declining interest rates. This is because, in a falling interest rate environment, a Fund generally will have to invest the proceeds from sales of Fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see “Call Risk” above), into lower-yielding securities.

Industrials Sector Risk. The industrials sector can be significantly affected by, among other things, worldwide economy growth, supply and demand for specific products and services and for industrial sector products in general, product obsolescence, rapid technological developments, international political and economic developments, claims for environmental damage or product liability, tax policies, and government regulation.

Information Technology Sector Risk. Companies in the information technology sector may be adversely affected by the failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, both domestically and internationally, product compatibility, consumer preferences, corporate capital expenditure, rapid obsolescence and competition for the services of qualified personnel. Companies in the information technology sector also face competition or potential competition with numerous alternative technologies. In addition, the highly competitive information technology sector may cause the prices for these products and services to decline in the future. Information technology companies may have limited product lines, markets, financial resources or personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. The information technology sector is subject to rapid and significant changes in technology that are evidenced by the increasing pace of technological upgrades, evolving industry standards, ongoing improvements in the capacity and quality of digital technology, shorter development cycles for new products and enhancements, developments in emerging wireless transmission technologies and changes in customer requirements and preferences. The success of sector participants depends substantially on the timely and successful introduction of new products.

Interest Rate Risk. Debt securities that pay interest based on a fixed rate are subject to the risk that they will decline in value if interest rates rise. Interest rate changes may occur suddenly and unexpectedly, and may be caused by a wide variety of factors including central bank monetary policy, inflation rates, and general economic conditions. A Fund may lose money as a result of such movements. The longer the remaining maturity of a debt security, the more its value is likely to be affected by changes in interest rates. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The values of equity and other non-debt securities may also decline due to fluctuations in interest rates. A Fund may choose not to or be unable to hedge itself fully against changes in interest rates. If a Fund uses derivatives to hedge against changes in interest rates, those hedges may not work as intended and may decrease in value if interest rates move differently than anticipated. Interest rates are currently at or near historic lows in many developed countries, including the United States, which increases the risk that interest rates will rise. In the United States, the Federal Reserve Board has already begun, and may continue, to raise interest rates. Non-fixed rate instruments (i.e., variable and floating rate securities) generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much or as quickly as interest rates in general. Conversely, non-fixed-rate instruments will not generally increase in value if interest rates decline. If a Fund holds variable or floating rate securities, a decrease in market interest rates may adversely affect the income received from such securities.

LargeCap Stock Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Liquidity Risk. Liquidity risk is the risk that a Fund may not be able to buy or sell an investment at an advantageous time or price, which could force a Fund to hold a security that is declining in value or forego other investment opportunities. An illiquid instrument is harder to value because there may be little or no market data available based on purchases or sales of the instrument. Liquidity risk may result from the lack of an active market or a reduced number and capacity of traditional market participants to make a market in fixed income securities. A Fund may also experience liquidity risk to the extent it invests in private placement securities, securities of issuers with smaller market capitalizations, or securities with substantial market and/or credit risk. The liquidity of an issuer’s securities may decrease if its credit rating falls, it experiences sudden unexpected cash outflows, or some other event causes counterparties to avoid trading with or lending to the issuer. Liquidity risk is greater for below investment grade securities and restricted securities, especially in difficult market conditions. Over the past three decades, bond markets have grown more quickly than dealer capacity to engage in fixed income trading. In addition, recent regulatory changes applicable to financial intermediaries that make markets in debt securities have restricted or made it less desirable for those financial intermediaries to hold large inventories of less liquid debt securities. Because market makers provide stability to a market through their intermediary services, a reduction in dealer inventory may lead to decreased liquidity and increased volatility in the fixed income markets. Additional legislative or regulatory actions to address perceived liquidity or other issues in the debt securities markets could alter or impair a Fund’s ability to pursue its investment objectives or use certain investment strategies and techniques. Liquidity risk may intensify during periods of economic uncertainty. Debt securities with longer durations may face heightened liquidity risk. Unusually high redemption requests or other unusual market conditions may make it difficult for a Fund to honor redemption requests within the permitted period. Meeting such requests could require a Fund to sell securities at reduced prices or under unfavorable conditions. Other market participants may be attempting to liquidate holdings at the same time as a Fund, which could increase supply in the market and contribute to liquidity risk.

Manager Risk. Shelton Capital Management, is the investment adviser to each Fund. Shelton Capital Management’s opinion about the intrinsic worth or creditworthiness of a company, security, or other investment may be incorrect or the market may continue to undervalue the company, security, or other investment, and may not make timely purchases or sales of securities for a Fund; and a Fund’s investment objective may not be achieved. The Funds are subject to various operational risks, including risks associated with the calculation of net asset value. In particular, errors or systems failures and other technological issues may adversely impact a Fund’s calculation of its net asset value, and such net asset value calculation issues could result in inaccurately calculated net asset values, delays in net asset value calculation and/or the inability to calculate net asset value for some period. The Funds may be unable to recover any losses associated with such failures.

Market Exposure Risk. The market price of a security or other investment may increase or decrease, sometimes suddenly and unpredictably. Investments may decline in value because of factors affecting markets generally, such as real or perceived challenges to the economy, national or international political events, natural disasters, the spread of infectious illness or other public health issue, changes in interest or currency rates, adverse changes to credit markets, or general adverse investment sentiment. The prices of investments may reflect factors affecting one or more industries, such as the price of specific commodities or consumer trends, or factors affecting particular issuers. During a general downturn in the markets, multiple asset classes may decline in value simultaneously. Market disruptions may prevent a Fund from implementing investment decisions in a timely manner. Fluctuations in the value of the Fund’s investments will cause that Fund’s share price to fluctuate. An investment in a Fund, therefore, may be more suitable for long-term investors who can bear the risk of short- and long-term fluctuations in a Fund’s share price. In the case of a Fund designed to track passively the performance of the associated index, the Fund does not intend to take steps to reduce its market exposure in any market.

MidCap Stock Risk. The risk that stocks of relatively smaller capitalization within the midcap range of companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Relatively smaller capitalization companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

Non-Diversification Risk. To the extent the Fund is managed as a non-diversified investment company, it is subject to the greater risk that the value of a specific security can perform differently from the market as a whole for reasons related to the issuer, such as operational performance, financial leverage and investment- level performance. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. Additionally, the Fund may be subject to greater risk, because the Fund’s performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company.

Non-U.S. Currency Risk. Non-U.S. currencies may decline relative to the U.S. dollar and affect a Fund’s investments in non-U.S. currencies, in securities that are denominated in non-U.S. currencies, in securities of issuers that are exposed to non-U.S. currencies, or in derivatives that provide exposure to non-U.S. currencies. When a given currency depreciates against the U.S. dollar, the value of securities denominated in that currency typically declines. A U.S. dollar-denominated depositary receipt is exposed to currency risk if the security underlying it is denominated in a non-U.S. currency. Currency depreciation may affect the value of U.S. securities if their issuers have exposure to non-U.S. currencies and non-U.S. issuers may similarly be exposed to currencies other than those in which their securities are denominated and the country in which they are domiciled. Shelton Capital Management may not be able to accurately estimate an issuer’s non-U.S. currency exposure.

Non-U.S. Investment Risk. Non-U.S. securities (including ADRs and other securities that represent interests in non-U.S. issuer’s securities) involve some special risks such as exposure to potentially adverse foreign political and economic developments; market instability; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; foreign taxes that could reduce returns; higher transaction costs and foreign brokerage and custodian fees; inability to vote proxies, exercise shareholder or bondholder rights, pursue legal remedies, and obtain judgments with respect to foreign investments in foreign courts; possible insolvency of a sub-custodian or securities depository; and fluctuations in foreign exchange rates that decrease the investment’s value (although favorable changes can increase its value). Non-U.S. stock markets may decline due to conditions unique to an individual country or within a region, including unfavorable economic conditions relative to the United States or political and social instability or unrest. Non-U.S. investments may become subject to economic sanctions or other government restrictions by domestic or foreign regulators, which could negatively impact the value or liquidity of those investments. There may be increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities. Governments in certain foreign countries participate to a significant degree, through ownership or regulation, in their respective economies. Action by such a government could have a significant effect on the market price of securities issued in its country. These risks may be higher when investing in emerging market issuers. Certain of these risks also apply to securities of U.S. issuers with significant non-U.S. operations. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in a different country or region.

Option Call and Put Risk. The Fund’s option strategy may limit the upside performance of any position for which a call is sold and may increase costs when puts are purchased. When selling a call, the Fund is effectively selling upside stock performance in exchange for immediate cash flow. In markets where a stock position goes up dramatically, this could cause the Fund to under-perform its benchmark and the equity markets in general. When buying a put, the Fund is spending a premium to protect the downward movement of the value of a position in the Fund’s portfolio. In the event the value of the position went up during the life of the put option, the option would expire without value and the Fund will have lost the premium paid.

Portfolio Turnover. The Funds generally intend to purchase securities for long-term investments rather than short-term gains except for the United States Treasury Trust. However, a security may be held for a shorter than expected period of time if, among other things, Shelton needs to raise cash in the Fund or feels that it is appropriate to do so. Portfolio holdings may also be sold sooner than anticipated due to unexpected changes in the markets. Buying and selling securities may involve incurring some expense to a Fund, such as commissions paid to brokers and other transaction costs. By selling a security, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Generally speaking, the higher a Fund’s annual portfolio turnover, the greater its brokerage costs and the greater likelihood that it will realize taxable capital gains. Increased brokerage costs may affect a Fund’s performance. Also, unless you are a tax-exempt investor, or you purchase shares through a tax-advantaged account, the distributions of capital gains may affect your after-tax return. For some Funds, annual portfolio turnover of 100% or more is considered high.

Prepayment Risk. The risk that declining interest rates may cause borrowers to prepay mortgages and debt obligations underlying the securities owned by a Fund. The proceeds received by a Fund from prepayments will likely be reinvested at interest rates lower than the original investment, thus resulting in a reduction of income to a Fund. Likewise, rising interest rates could reduce prepayments and extend the life of securities with lower interest rates, which may increase the sensitivity of a Fund’s value to rising interest rates.

Recent Market Events Risk: U.S. and international markets have experienced and may continue to experience volatility in recent months and years due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East, and the impact of the coronavirus (COVID-19) global pandemic. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. Continuing market volatility as a result of recent market conditions or other events may have an adverse effect on the performance of the Fund.

Regulatory Risk. New laws and regulations promulgated by governments and regulatory authorities may affect the value of securities issued by specific companies, in specific industries or sectors, or in all securities issued in the affected country. In times of political or economic stress or market turmoil, governments and regulators may intervene directly in markets and take actions that may adversely affect certain industries, securities, or specific companies. Government and/or regulatory intervention may reduce the value of debt and equity securities issued by affected companies and may also severely limit a Fund’s ability to trade those securities.

Risk of Investing in Other Investment Companies. Each Fund may invest in unaffiliated investment companies as permitted under Section 12(d)(1) of the 1940 Act. Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level. To the extent a Fund invests in other investment companies, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investment will be reduced by the operating expenses including investment advisory and administration fees, of such investment funds, and will be further reduced by Fund expenses, including management fees; that is, there will be a layering of certain expenses. Investments in investment companies also may involve the payment of substantial premiums above the value of such companies’ portfolio securities.

Each Fund may invest cash holdings in affiliated or non-affiliated money market funds as permitted under Section 12(d)(1) of the 1940 Act and the rules promulgated under that section. In addition, a Fund may invest in other investment companies that invest in a manner consistent with the Fund’s investment objective and strategies, including the use of ETFs. Some ETFs have obtained exemptive orders permitting other investment companies to acquire their securities in excess of the limits of Section 12(d)(1) of the 1940 Act.

Sector Risks. The Fund is primarily invested in U.S. value stocks and is designed to provide a dividend yield as well as the potential for capital appreciation. At times, the Fund may hold a concentrated position in the banking and financial sector. Therefore, the Fund’s performance may be significantly impacted by the performance of this sector.

SmallCap Stock Risk. The risk that stocks of smaller capitalization companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small capitalization companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group, and their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

State-Specific Risk. When a Fund only invests in issuers of a single state, it is exposed to economic and political developments specific to that single state that might negatively impact the issuers. It also lacks the geographic diversification that a fund would have if it were to invest in multiple states’ securities. It is common that geographical regions suffer from regional economic downturns and that these downturns may affect the credit ratings and values of issuers from that region.

Stock Futures Risk. Losses involving futures can sometimes be substantial in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss for the Fund. In an effort to minimize this risk, the Fund will not use futures for speculative purposes or as leverage. The funds are not allowed to be leveraged, so the total value of a fund’s futures position will be less than the value of un-invested assets of the fund. Additionally, the fund does not typically purchase futures if the position after the purchase exceeds 5%. The value of all futures and options contracts in which the Fund acquires an interest will not exceed 20% of current total assets.

Temporary Defensive Positions. In certain market conditions, some or all of a of a Fund’s securities may be sold and the proceeds retained as cash, or temporarily invested in U.S. government securities or money market instruments, if the Fund’s investment manager believes it is in the best interest of shareholders to do so. As of the date of this Prospectus, this has never happened; but if it were to occur, the investment goals of the relevant Funds might not be achieved.

Tracking Error Risk. A Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the underlying index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the underlying index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund’s valuation of a security at the time of calculation of the Fund’s net asset value), differences in transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or other distributions, interest, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, changes to the underlying index or the costs to the Fund of complying with various new or existing regulatory requirements. These risks may be heightened during times of increased market volatility or other unusual market conditions. In addition, tracking error may result because the Fund incurs fees and expenses, while the underlying index does not.

U.S. Government Securities Risk. The U.S. Government agency securities in which the Fund usually invests include securities issued by the Government National Mortgage Association (“Ginnie Mae”). Securities issued by Ginnie Mae are backed by the full faith and credit of the U.S. Government. Other U.S. Government securities are supported only by the credit of the issuer or instrumentality. There is a risk that the U.S. government will not provide financial support to U.S. government agencies or instrumentalities if it is not obligated to do so by law.

U.S. Municipal Bond Risk. Like other bonds, U.S. municipal bonds are subject to credit risk, interest rate risk, liquidity risk, and call risk. However, the obligations of some municipal issuers may not be enforceable through the exercise of traditional creditors’ rights. The reorganization under federal bankruptcy laws of a municipal bond issuer may result in the bonds being cancelled without payment or repaid only in part, or in delays in collecting principal and interest. In the event of a default in the payment of interest and/or repayment of principal, a Fund may enforce its rights by taking possession of, and managing, the assets securing the issuer’s obligations on such securities. These actions may increase a Fund’s operating expenses. In addition, lawmakers may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. State or federal regulation with respect to a specific sector could impact the revenue stream for a given subset of the market. U.S. municipal bonds may be less liquid than other types of bonds, and there may be less publicly available information about the financial condition of municipal issuers than for issuers of other securities. Therefore, the investment performance of a Fund investing in U.S. municipal bonds may be more dependent on the analytical abilities of Shelton Capital Management than if the Fund held other types of investments, such as stocks or other types of bonds. The market for U.S. municipal bonds also tends to be less well-developed or liquid than many other securities markets, which may adversely affect a Fund’s ability to value U.S. municipal bonds or sell such bonds at attractive prices. Some U.S. municipal bonds are tax-exempt, which means that income from those bonds is non-taxable. A significant restructuring of U.S. federal income tax rates or even serious discussion on the topic in Congress could cause municipal bond prices to fall. The demand for tax-exempt municipal bonds is strongly influenced by the value of tax-exempt income to investors. Lower income tax rates could reduce the advantage of owning tax-exempt municipal bonds. In the case of a default enforcement action where a Fund gains ownership of an income producing asset, any income derived from the Fund’s ownership or operation of such an asset may not be tax-exempt.

Valuation Risk. Some or all of the securities held by a Fund may be valued using “fair value” techniques, rather than market quotations, under the circumstances described in this Prospectus under “How Fund Shares are Priced.” Security values may differ depending on the methodology used to determine their values, and may differ from the last quoted sales or closing prices. No assurance can be given that the use of these fair value procedures will always best represent the price at which a Fund could sell the affected portfolio security or result in a more accurate net asset value per share of a Fund.

Value Securities Risks. Value stocks are typically purchased at prices that appear to be low relative to other similar securities. Often these companies might be “out of favor” with the market as a whole because of business weakness or failures. Value stocks may fall out of favor with investors and underperform other asset types during any given period. A company may never achieve a normalization of the stock price that the Adviser anticipates.

Fund Organization and Management

Shelton Funds. Shelton Funds, a Delaware statutory trust (the “Trust”), is a family of 9 no-load mutual funds, each of which is described in this combined prospectus. The Board of Trustees (the “Board” or the “Trustees”), consisting of four individuals, has primary responsibility for the oversight of the management of each Fund for the benefit of its shareholders, not day-to-day management. The Board authorizes the Trust to enter into service agreements with Shelton Capital Management and other service providers to provide necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements.

Shelton Capital Management. The investment advisor for the Funds is Shelton Capital Management, 1875 Lawrence Street, Suite 300, Denver, CO 80202. Shelton manages $3.4 billion of assets as of August 31, 2023. Shelton has been managing mutual funds since 1985. Shelton is responsible for managing the Funds and handling the administrative requirements of the Funds. As compensation for managing the portfolios, Shelton receives a management fee from each Fund. For the fiscal year ended August 31, 2023, the fees, net of reimbursements, were 0.50% for the Green California Tax-Free Income Fund; 0.25% for the S&P 500 Index Fund; 0.40% for the S&P MidCap Index Fund; 0.50% for the S&P SmallCap Index Fund; 0.50% for the Shelton Equity Income Fund; 0.17% for the U.S. Government Securities Fund; 0% for The United States Treasury Trust; 0.12% for the Nasdaq-100 Index Fund; and 0.75% for the Shelton Sustainable Equity Fund. A discussion regarding the basis for the Board’s approval of the investment advisory agreements for each Fund is available in the Fund’s annual report for the year ended August 31, 2023.

Nick Griebenow, CFA, has been a portfolio manager for Shelton Capital Management’s Equity Income Fund since 2019. Mr. Griebenow has over 8 years of options and derivatives trading experience, including at Charles Schwab. Mr. Griebenow holds a B.A. (Economics) from Colorado State University.

Peter Higgins has served as a portfolio manager of the Green California Tax-Free Income Fund, U.S. Government Securities Fund, and The United States Treasury Trust since October 2022. Mr. Higgins is a member of the team managing the Shelton Tactical Credit Fund, a separate trust advised by Shelton Capital Management. Mr. Higgins also has served as the Head of Fixed Income and Senior Fixed Income Portfolio Manager of Shelton Capital Management since October 2022. Prior to that date, Mr. Higgins was most notably a Partner and Lead Portfolio Manager at both Ares Management and BlueBay Asset Management. Previously, Mr. Higgins specialized in global leveraged finance at investment banks such as Deutsche Bank AG, Goldman Sachs & Co. and Credit Suisse in both London and New York. Mr. Higgins earned a bachelor’s degree in Economics-Political Science from Columbia University.

Derek Izuel, CFA, has served as a member of the portfolio management team of the Shelton Sustainable Equity Fund since October 10, 2022. Mr. Izuel also has served as the Chief Investment Officer of Shelton Capital Management since January 2022, and is the lead portfolio manager of the Shelton International Select Equity Fund and of the Shelton Emerging Markets Fund. Prior to January 2022, Mr. Izuel was the managing partner and a portfolio manager at Vitruvian Capital Management, and prior to that served as a lead portfolio manager at HighMark Capital, and as a senior portfolio manager at Invesco. He has an MBA from the Ross School of Business at the University of Michigan, and a BS in Computer Science from the University of California, Berkeley.

Anthony Jacoby, CFA, has been a portfolio manager for the S&P 500 Index Fund, S&P MidCap Index Fund, S&P SmallCap Index Fund and Nasdaq-100 Index Fund since January 1, 2022. Mr. Jacoby joined Shelton in 2017 and previously worked at Brown Brothers Harriman since 2013. Mr. Jacoby graduated from the University of Colorado Boulder in 2008 with a B.A in Economics.

Dr. Bruce Kahn has been the lead portfolio manager of the Shelton Sustainable Equity Fund since October 10, 2022. Previously, Bruce was responsible for delivering technical advice to investors on MSCI’s ESG and Climate Solutions tools and data sets for investment decision making, risk management, reporting and engagement. His previous 18 years of work experience included portfolio management and other responsibilities at firms such as Citibank, Deutsche Bank, Macquarie Global Inc., and Sustainable Insight Capital Management. Dr. Kahn earned a PhD in Land Resources from University of Wisconsin, Madison, an MS in Fisheries and Allied Aquacultures from Auburn University, and a BA in Ecology and Evolutionary Biology from the University of Connecticut. Bruce served as an Agriculture Extension Agent in the United States Peace Corps in the Republic of Cameroon, (1989-1993), as a Fulbright Scholar in Israel from 1999-2001 and has been teaching courses in Sustainable Finance, Statistics and Agriculture as an adjunct professor at Columbia University’s Earth Institute since 2012.

Barry Martin manages various option strategies for accounts at Shelton, and is the lead portfolio manager on the team of managing the Equity Income Fund. Mr. Martin joined Shelton as a portfolio manager in Shelton’s separate account management group in 2008 and has been managing options strategies for 18 years. Mr. Martin is a member of the San Francisco Society of Financial Analysts and earned the right to use the Chartered Financial Analyst (CFA) designation in September of 2009. Mr. Martin graduated from the University of Arizona in 1998 with a Bachelor’s degree in Finance.

William Mock has served as the lead portfolio manager for the U.S. Government Securities Fund, Green California Tax-Free Income Fund and United States Treasury Trust since 2010. Mr. Mock is a member of the team managing the Shelton Tactical Credit Fund, a separate trust advised by Shelton Capital Management. From 2003 to 2010, Mr. Mock worked as a portfolio manager for Shelton and for a period as the head trader for TKI Capital Management. Mr. Mock earned a BS in engineering from Kansas State University and is an honors graduate of the University of Chicago Booth School of Business MBA Program, with an emphasis in finance.

Stephen C. Rogers has been the portfolio manager for the S&P 500 Index Fund, S&P MidCap Index Fund, S&P SmallCap Index Fund, Nasdaq-100 Index Fund and the Shelton Equity Income Fund since 2003. Mr. Rogers is a member of the portfolio management team for the Green California Tax-Free Income Fund, U.S. Government Securities Fund, and U.S. Treasury Trust Fund. He joined Shelton in 1993 and serves as Chief Executive Officer of Shelton. Mr. Rogers graduated from the University of Iowa in 1988 and earned his MBA from the University of California at Berkeley in 2000.

Justin Sheetz, CFA, has served as a member of the portfolio management team of the Shelton Sustainable Equity Fund since October 10, 2022, and is a portfolio manager of the Shelton International Select Equity Fund and of the Shelton Emerging Markets Fund. Prior to joining Shelton Capital Management in January 2022, Mr. Sheetz was a partner and analyst at Vitruvian Capital Management, and prior to that served as an analyst at HighMark Capital, and as an investment strategist at Blackrock/BGI. He has an MSc in Computational Finance and Risk Management from the University of Washington, and a BA in International Studies from Colby College.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds.

How to Buy Shares

You may buy shares directly from RFS Partners, LP, an affiliate of Shelton Capital Management, the Funds’ distributor (The “Distributer”), or through third-party distributors, brokerage firms and retirement plans. If you invest through a third-party distributor, many of the policies, options and fees charged for the transaction may be different. You should contact them directly for information regarding how to invest or redeem through third-party distributors.

The following information is specific to buying directly from the Distributor.

Opening an Account. You can open an account online or by downloading an application from our website at www.sheltoncap.com and mailing the completed form to us. For questions, call us at (800) 955-9988.

You will find all the necessary application materials included in the packet accompanying this Prospectus. You may also open an account online by accessing our website at www.sheltoncap.com. Additional paperwork may be required for entity investors, including corporations, associations, and trusts, and for certain fiduciaries.

The Distributor may change the minimum investment amounts at any time or waive them at its discretion. To protect against fraud, it is the policy of the Funds not to accept unknown third-party checks for the purposes of opening new accounts or purchasing additional shares. If you have any questions concerning the application materials, wire transfers, our yields and net asset values, or our investment policies and objectives, please call us toll-free at (800) 955-9988.

Distribution and Shareholder Service (12b-1) Fees

Class K of the Funds pay RFS Partners the principal underwriter, a distribution and/or shareholder servicing (12b-1) fee. Because distribution and/or shareholder servicing (12b-1) fees are paid out of fund assets on an ongoing basis, 12b-1 fees will, over time, increase the cost of your investment in a fund and may cost you more than other types of sales charges.

Investor Shares of the Nasdaq-100 Index Fund and Class K shares of all Funds pay a 0.25% shareholder servicing fee.

These fees are computed as an annual percentage of the average daily net assets of each class of shares of a Fund, as follows:

	Distribution Fee	Shareholder Servicing Fee
Investor Shares (Nasdaq-100 Index Fund and Shelton Sustainable Equity Fund only)	None	0.25%
Class K Shares	0.25%	0.25%

How to Buy Shares – Initial Purchase

Make your check payable to the name of the Fund in which you are investing and mail it with the application to the transfer agent of the Funds, Ultimus Fund Solutions, at the address indicated below. Please note the minimum initial investments previously listed.

Shelton Funds

C/O Ultimus Fund Solutions

4221 N. 203rd Street, Ste. 100

Elkhorn, NE 68022

You may also forward your check (and application, for new accounts) to the Funds’ offices, which will in turn forward your check (and application, for new accounts) on your behalf to the Funds’ agent for processing. You will receive the share price next determined after your check has been received by the agent. Please note that this means that the shares will be purchased at the next calculated price after receipt by the agent, which is typically the next business day following receipt at the Funds’ offices. The Funds’ office is located at the following address:

Shelton Funds

1875 Lawrence Street, Suite 300

Denver, CO 80202

You also may buy shares of a Fund through selected securities brokers. Your broker is responsible for the transmission of your order to Ultimus Fund Solutions, the Fund’s transfer agent, and may charge you a fee. You will generally receive the share price next determined after your order is placed with your broker, in accordance with your broker’s agreed upon procedures with the Funds. Your broker can advise you of specific details.

Purchasing by Exchange

You may purchase shares in a Fund by exchanging shares from an account in one of our other Funds, including other mutual funds managed by Shelton Capital Management which are not described in this Prospectus. Please see our website, call the number above, or consult your financial adviser or broker for more information. Such exchanges must meet the minimum amounts required for initial or subsequent investments. When opening an account by exchanging shares, your new account must be established with the same registration and an exchange authorization must be in effect. If you have an existing account with us and an exchange authorization in effect, call (800) 955- 9988 during normal business hours (8:00 a.m. to 5:00 p.m. Mountain Time, Monday-Thursday, 8:00 a.m. to 4:00 p.m., Friday) to exchange shares. You may also exchange shares by accessing our website at www.sheltoncap.com. You must complete the online access agreement in order to access your account online. An exchange of shares of one Fund for shares of another Fund is treated for tax purposes as the sale of shares of one Fund and the purchase of shares in the other, with the sale producing a capital gain or loss for tax purposes. All transactions are processed at the share price next calculated after receiving the instructions in good order (as described below), generally at the normally scheduled close of trading on the New York Stock Exchange (“NYSE”), typically 4:00 p.m. Eastern Time.

Wiring Instructions and Use of Checks

For wiring money to your account, you can obtain specific wire instructions by calling (800) 955-9988. In order to make your order effective, we must have your order in good form as described below. Please note a Fund and Shelton reserve the right to reject any purchase. Your purchase will be processed at the net asset value next calculated after your order has been received by the Fund’s agent. You will begin to earn dividends as of the first business day following the day of your purchase. All your purchases must be made in U.S. dollars, and checks must be drawn on banks located in the United States. We reserve the right to limit the number of investment checks processed at one time. If a check does not clear, we will cancel your purchase. You will be liable for any losses and fees incurred in connection with a check that does not clear for any reason, including insufficient funds. When you purchase by check, redemption proceeds will not be sent until we are satisfied that the investment has been collected (confirmation of clearance may take up to 15 days). Payments by check or other negotiable bank deposit will normally be effective within 2 business days for checks drawn on a member of the Federal Reserve System and longer for most other checks. You can wire federal funds from your bank or broker, which may charge you a fee. The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such delivery services does not constitute receipt by the Funds’ transfer agent or the Funds.

Purchasing Additional Shares

Make your check payable to the Fund in which you are investing, write your account number on the check, and mail your check with the deposit slip from your most recent statement to the address printed on your account statement. There is a $100 minimum for subsequent investments. After setting up your online account, you may obtain a history of transactions for your account(s) by accessing our website at www.sheltoncap.com.

Automatic Investment Plan

Using the Funds’ Automatic Investment Plan, or AIP, you may arrange to make additional purchases automatically by electronic funds transfer (“EFT”) from your checking or savings account. Your bank must be a member of the Automated Clearing House. You can terminate the program with ten days written notice. There is no fee to participate in this program, however, a service fee of $25.00 will be deducted from your account for any AIP purchase that does not clear due to insufficient funds, or if prior to notifying the Funds in writing or by telephone to terminate the plan, you close your bank account or take other action in any manner that prevents withdrawal of the funds from the designated checking or savings account. Investors may enroll on our website or by calling the Funds and obtaining a paper form. The share prices of the Funds are subject to fluctuations. Before undertaking any plan for systematic investment, you should keep in mind that such a program does not assure a profit or protect against a loss. We reserve the right to suspend the offering of shares of any of the Funds for a period of time and to reject any specific purchase order in whole or in part. The Funds do not send individual transaction confirmations to individuals participating in an automatic investment plan. You will receive a quarterly statement of all transactions occurring during the most recent calendar quarter.

How Fund Shares are Priced

The share price (net asset value per share or NAV) for a Fund is normally calculated as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. The NAV is calculated by dividing Fund net assets (i.e. total assets minus total liabilities) by the number of shares outstanding. For purposes of determining the NAV, security transactions are normally recorded one business day after the trade date. If the NYSE is unexpectedly closed due to weather or other extenuating circumstances on a day it would normally be open for business, or if the NYSE has an unscheduled early closing, the Funds reserve the right to accept purchase and redemption orders and calculate their share price as of the normally scheduled close of regular trading on the NYSE for that day. If a Fund’s authorized agent receives your request in good order (as described below) before the time as of which a Fund prices its shares (generally the normally scheduled close of trading on the NYSE, at 4:00 p.m. Eastern Time), your transactions will be priced at that day’s NAV. If your request is received after such time, it will be priced at the next business day’s NAV. A Fund cannot accept orders that request a particular day or price for your transaction or any other special conditions. The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m. ET. Some securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the Funds do not calculate their NAVs. This could cause the value of a Fund’s portfolio investments to be affected by trading on days when you cannot buy or sell shares.

For purposes of calculating the NAV, portfolio holdings for which market quotations are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Other portfolio holdings, such as debt securities, certain preferred stocks, and derivatives traded over the counter, are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Exchange-traded derivatives are generally valued at the settlement price determined by the relevant exchange and centrally cleared derivatives are generally valued at the price determined by the relevant clearing house. Short-term securities with less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon the sale of the securities. If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Funds’ Board of Trustees.

The Board of Trustees has appointed Shelton Capital Management to make fair value determinations in accordance with the Funds’ Valuation Policies (“Valuation Policies”), subject to Board oversight. Shelton Capital Management has established a Pricing Committee. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. As trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its NAV. Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

How to Sell Shares

You may redeem all or a portion of your shares on any business day that the Funds are open for business. Your shares will be redeemed at the net asset value next calculated (after the close of the NYSE which is 4:00 p.m. Eastern Time) after the Fund’s agent has received your redemption request in good order (as described below). Remember that a Fund may hold redemption proceeds until we are satisfied that we have collected the purchase price for any shares purchased by check. To avoid possible delays, which could be up to 15 days, you should consider making your investment by wire, following the instructions as described in the section titled “Wire Instructions” in this Prospectus.

By Mail

If you have not elected telephone redemption or transfer privileges, you must send a letter of instruction. Additionally, if the check is to be made payable to a third-party or sent to an address other than the address of record, you must obtain a “medallion signature guarantee” on the letter of instruction. The letter of instruction must specify (i) the name of the Fund, (ii) the number of shares to be sold and/or the dollar amount, (iii) your name(s), and (iv) your account number(s). The letter of instruction is to be mailed to the Funds’ offices. If you have additional questions, please contact us at (800) 955-9988. The Funds’ Transfer Agent requires that each individual’s signature(s) appearing on a redemption request be guaranteed by an eligible signature guarantor such as a commercial bank, broker-dealer, credit union, securities exchange or association, clearing agency or savings association. This policy is designed to protect shareholders who do not elect telephone privileges on their accounts.

By Check – United States Treasury Trust

United States Treasury Trust offers a check writing option to shareholders. You must apply for the check writing feature for your account. You may redeem by check provided that the proper signatures you designated are on the check. The minimum redemption amount by check is $500. There is no charge for this service. You should not attempt to close your account by check since you cannot be sure of the number of shares and value of your account. You must use the phone, online or mail redemption feature to close your account. Please note that a $25.00 fee will be charged to your account for any returned check.

By Exchange

You must meet the minimum investment requirement of the Fund into which you are exchanging. You can only exchange between accounts with identical account registrations. Same day exchanges are accepted until market close, normally 4:00 p.m. Eastern Time.

By Wire

You must have applied for the wire feature on your account. We will notify you when this feature is active, and you may then make wire redemptions by calling us before 4:00 p.m. Eastern Time (1:00 p.m., Pacific Time). This means your money will be wired to your bank the next business day.

By Electronic Funds Transfer

You must have applied for the EFT withdrawal feature on your account. Typically, money sent by EFT will be sent to your bank within three business days after the sales of your securities. There is no fee for this service.

Online

You can sell shares in a regular account by accessing our website at www.sheltoncap.com. You may not buy or sell shares in a retirement account using our online feature. If you have recently added banking information or changed your address online, there is a 15-day delay from the date of the change to when the redemption will be sent out.

By Telephone

You must have telephone privileges set up in advance of any transaction on your account. Provide the name of the Fund from which you are redeeming shares, the exact name in which your account is registered, your account number, the required identification information and the number of shares or dollar amount that you wish to redeem. Unless you submit an account enrollment form that indicates that you have declined telephone and/or online exchange privileges, you agree, by signing your account enrollment form, to authorize and direct the Funds to accept and act upon telephone, online and fax instructions for exchanges involving your account or any other account with the same registration. The Funds employ reasonable procedures in an effort to confirm the authenticity of your instructions. These procedures will require a redeeming shareholder to give a special authorization number or password. Provided these procedures are followed, you further agree that neither the Funds nor the Funds’ agent will be responsible for any loss, damage, cost or expense arising out of any instructions received for an account. You should realize that by electing the telephone privileges and online access options, you may be giving up a measure of security that you might otherwise have if you were to exchange your shares in writing. For reasons involving the security of your account, telephone transactions may be recorded.

Systematic Withdrawal Plan

If you own shares of a Fund with a value of $10,000 or more, you may establish a Systematic Withdrawal Plan. You may receive monthly or quarterly payments in amounts of not less than $100 per payment. Details of this plan may be obtained by calling the Funds at (800) 955- 9988.

Other Redemption Policies

Payment of Redemption Proceeds: The Trust is committed to pay in cash all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the applicable Fund’s net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC.

Redemption-in-Kind: In the case of requests for redemption in excess of such amounts, the Trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming. Such payments-in -kind might be made, for example, in case of stressed market conditions, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of that Fund or the Trust. In such circumstances, the securities distributed would be valued at the price used to compute such Fund’s net asset value and will generally represent pro-rata slices of the Fund’s portfolio. Should a Fund do so, a shareholder would likely incur transaction fees in converting the securities to cash. However, a Fund could be practically limited in its ability to redeem shares in-kind due to logistical or other issues.

Redemption Methods Available: Generally, a Fund expects to pay redemption proceeds in cash. To do so, a Fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. These methods may be used during both normal and stressed market conditions.

Retirement Plan Redemptions: Retirement Plan shareholders should complete a Rollover Distribution Election Form in order to sell shares of the Funds so that the sale is treated properly for tax purposes. Once your shares are redeemed, we will normally mail you the proceeds on the next business day, but within no later than 7 business days. When the markets are closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances as determined by the SEC to merit such action, we may suspend redemption or postpone payment dates.

Low Balance Accounts: If you want to keep your account(s) open, please be sure that the value of your account does not fall below $1,000 due to redemptions. Shelton may elect to close an account that falls below the minimum and mail you the proceeds to the address of record. We will give you 30 days written notice that your account(s) will be closed unless you make an investment to increase your account balance(s) to the $1,000. If you close your account, any accrued dividends will be paid as part of your redemption proceeds. The share prices of the Funds will fluctuate, and you may receive more or less than your original investment when you redeem your shares.

Other Important Policies Related to Buying and Selling Shares

Good Order. Good order means that the request includes:

●	Fund name and account number;
●	Amount of the transaction in dollars or shares; (if redemption is requested by internet or mail, the amount of the transaction may be stated in percentage terms);
●	Signatures of all owners exactly as registered on the account (for written requests);
●	Medallion Signature Guarantee, if required (see Medallion Signature Guarantees);
●	Any supporting legal documentation that may be required; and
●	Clear and actionable instructions to the Fund as applicable

Note: for corporate/institutional accounts only, the required signature(s) must be either (1) Medallion-guaranteed and clearly indicate the capacity of the signer to act for the corporation or institution or (2) that of an authorized signatory as indicated by the account records.

Medallion Signature Guarantees. You will need to have your signature Medallion guaranteed in certain situations, including but not limited to:

●	Sending redemption proceeds to any person, address, or bank account not on record;
●	Transferring redemption proceeds to a Shelton Fund account with a different registration (name/ownership) from yours; and
●	Changes to account ownership, signature authority or registration.

A Medallion Signature Guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which participates in a Medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in a Medallion program will not be accepted. A notary public cannot provide Medallion Signature Guarantees.

Keep in mind the following important policies:

●	A Fund may take up to 7 business days to pay redemption proceeds.
●	If your shares were recently purchased by check, the Fund will not release your redemption proceeds until payment of the check can be verified which may take up to 15 days.
●	Exchange purchases must meet the minimum investment amounts of the Fund you are purchasing.
●	You must obtain and read the Prospectus for the Fund you are buying prior to making the exchange.
●	If you have not selected the convenient exchange privileges on your original account application, you must provide a medallion signature guaranteed letter of instruction to the Fund, directing any changes in your account.
●	The Funds may refuse any purchase or exchange purchase transaction for any reason.
●	Each signature on a request for redemption or account registration change must be medallion signature guaranteed separately.
●	All share activity is subject to federal and state rules and regulations. These are in place to prevent, among other things, money laundering and other illegal movements of money.

THE FUNDS AND SHELTON RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

●	To automatically redeem your shares if your account balance falls below the minimum balance due to the sale of shares.
●	To modify or terminate the exchange privilege on 60 days written notice.
●	To refuse any purchase or exchange purchase order.
●	To change or waive a Fund’s minimum investment amount.
●	To suspend the right to redeem shares, and delay sending proceeds, during times when trading on the principal markets for the Funds are restricted or halted, or otherwise as permitted by the SEC.
●	To withdraw or suspend any part of the offering made by this Prospectus.
●	To automatically redeem your shares if you fail to provide all required enrollment information and documentation.

Other Policies

Tax-Saving Retirement Plans

We can set up your new account in a Fund under one of several tax-sheltered plans. The following plans let you save for your retirement and shelter your investment earnings from current income taxes and may allow either deductible contributions or tax-free withdrawals: IRAs/Roth IRAs: You can also make investments in the name of your spouse if your spouse has no earned income. SIMPLE, SEP, 401(k)/Profit-Sharing and Money-Purchase Plans (Keogh): May be open to corporations, self- employed people and partnerships, to benefit themselves and their employees. 403(b) Plans. Open to eligible employees of certain states and non-profit organizations. Each IRA is subject to an annual custodial fee of $10.00 per social security number. The annual custodial fee will be waived for IRAs with a balance greater than $10,000. The Funds reserve the right to change, modify or eliminate this waiver at any time. We can provide you with complete information on any of these plans, including information that discusses benefits, provisions and fees.

Cash Distributions

Unless you otherwise indicate on the account application, we will reinvest all dividends and capital gains distributions back into your account. You may indicate on the application that you wish to receive either income dividends or capital gains distributions in cash. EFT is available to those investors who would like their dividends electronically transferred to their bank accounts. For those investors who do not request this feature, dividend checks will be mailed via regular mail. If you elect to receive distributions by mail and the U.S. Postal Service cannot deliver your checks or if the checks remain uncashed for six months or more, we will void the checks and reinvest your money in your account at the then current net asset value and reinvest your subsequent distributions.

Statements and Reports

Shareholders of the Funds will receive statements at least quarterly and after every transaction (other than AIP transactions) that affects their share balance and/or account registration. A statement with tax information will be mailed to you by January 31 of each year, a copy of which will be filed with the IRS if it reflects any taxable distributions. Twice a year you will receive our financial statements, at least one of which will be audited. The account statements you receive will show the total number of shares you own and a current market value. You may rely on these statements in lieu of share certificates which are not necessary and are not issued. You should keep your statements to assist in record keeping and tax calculations. We pay for regular reporting services, but not for special services. Special services would include a request for a historical transcript of an account. You may be required to pay a separate fee for these special services. As an alternative to requesting special services, you can establish an online account. Once the online account is established, you may also obtain a transaction history for your account(s) by accessing our website atwww.sheltoncap.com.

Consolidated Mailings & Householding

Consolidated statements offer convenience to investors by summarizing account information and reducing unnecessary mail. We send these statements to all shareholders unless shareholders specifically request otherwise. These statements include a summary of all funds held by each shareholder as identified by the first line of registration, social security number and zip code. Householding refers to the practice of mailing one Prospectus, Annual Report and Semi-Annual Report to each home for all household investors. If you would like extra copies of these reports, please download a copy from www.sheltoncap.com or call the Funds at (800) 955-9988. If you would like to elect out of household-based mailings or to receive a complimentary copy of the current SAI, annual or semi-annual report, please call Shelton or write to the Secretary of the Funds at 1875 Lawrence Street, Suite 300, Denver, CO 80202.

Electronic Delivery of Documents

You may sign up for electronic statements online or by calling shareholder services at (800) 955-9988. If you sign up over the telephone, a temporary password will be issued to you and you must reset the password to secure your account and access.

Financial Intermediaries

You may purchase or sell Fund shares through a financial intermediary, which may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Financial intermediaries may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. In addition, a broker may charge a commission to its customers on transactions in Fund shares, provided the broker acts solely on an agency basis for its customer and does not receive any distribution-related payment in connection with the transaction. Shareholders who are customers of financial intermediaries or participants in programs serviced by them should contact the financial intermediaries for additional information. A financial intermediary may be the shareholder of record of your shares. The Funds, Shelton Capital Management, Gemini Fund Services, and each of their respective directors, trustees, officers, employees, and agents are not responsible for the failure of any financial intermediary to carry out its obligations to its customers.

Shelton Capital Management, out of its own resources, and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to financial intermediaries who sell shares of the Funds. Such payments and compensation are in addition to service fees paid by the Funds. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to financial intermediaries for the inclusion of the Funds on the sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders.

Risks of Frequent Trading in Fund Shares

The Funds (other than the United States Treasury Trust) are intended for long-term investment purposes and not for market timing or excessive short-term trading. Frequent trading of significant portions of a Fund’s shares may adversely affect Fund performance and therefore, the interests of long-term investors. Volatility in portfolio cash balances resulting from excessive purchases or sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and make it difficult to implement long-term investment strategies. In particular, frequent trading of Fund shares may:

●	Cause a Fund to keep more assets in money market instruments or other very liquid holdings than it would otherwise like, causing the Fund to miss out on gains in a rising market, or
●	Force a Fund to sell some of its investments sooner than it would otherwise like in order to honor redemptions, and
●	Increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by the Fund as assets and move in and out.

To the extent any Fund significantly invests in illiquid or restricted securities, such as high-yield bonds or small-cap equity securities, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities.

Procedures to Limit Short-Term Trading in Fund Shares

The Board of Trustees of each Fund has adopted, and the Fund has implemented, policies and procedures designed to discourage short-term trading (the “Short-Term Trading Program”). Although market-timing can take place in many forms, the Short-Term Trading Program generally defines a market-timing account as an account that habitually redeems or exchanges Fund shares in an effort to profit from short-term movements in the price of securities held by the Fund. The Short-Term Trading Program seeks to eliminate such purchases and takes steps believed to be reasonable to discourage such activity. The Short-Term Trading Program seeks to identify frequent trading by monitoring purchase and redemption activities in each Fund over certain periodic intervals and above certain dollar thresholds. The policies include communicating with relevant shareholders or financial intermediaries, and placing restrictions on share transactions, when deemed appropriate by the Fund. The Fund reserves the right to reject any purchase order. While the Short-Term Trading Program makes efforts to identify and restrict frequent trading that could impact the management of the Fund, the Fund receives purchase and sales orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or by the use of combined or omnibus accounts by those intermediaries. If a shareholder, in the opinion of the Fund, continues to attempt to use the Fund for market- timing strategies after being notified by the Fund or its agent, the account(s) of that shareholder may be closed to new purchases and exchange privileges may be suspended. Additionally, if any transaction is deemed to have the potential to adversely impact the Fund, the Fund has certain rights listed and detailed later in this prospectus.

The application of the Short-Term Trading Program involves judgments that are inherently subjective and involve some selectivity in their application. The Program, however, seeks to make judgments that are consistent with the interests of each Fund’s shareholders. No matter how the Fund defines excessive trading, other purchases and sales of Fund shares may have adverse effects on the management of the Fund’s portfolio and its performance. Additionally, due to the complexity and subjectivity involved in identifying excessive trading and the volume of Fund shareholder transactions, there can be no guarantee that the Short-Term Trading Program will be able to identify violations of the excessive trading policy or to reduce or eliminate all detrimental effects of excessive trading. The restrictions above may not apply to shares held in omnibus accounts for which the Fund does not receive sufficient transactional detail to enforce such restrictions.

Identity Verification Procedures Notice

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money- laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the account application, you will be required to supply the Funds with your taxpayer identification number and other information the Fund considers appropriate to assist the Funds in verifying your identity. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a customer’s identity. As required by law, the Funds may employ various procedures to ensure that the information supplied by you is correct. These procedures may incorporate comparing the information provided to fraud databases or requesting additional information or documentation from you. Your information will be handled by us as discussed in our privacy statement below.

Disclosure of Portfolio Holdings

The Funds provide a complete list of their holdings as of the end of each fiscal quarter. The Funds file the lists with the SEC on Form N-CSR (second and fourth quarters) and Form N-PORT (first and third quarters). Shareholders may view the Funds’ Forms N- CSR and N-PORT on the SEC’s website at sec.gov. Shareholders may contact the Funds at (800) 955-9988 for a copy of the Funds’ Form N-PORT filings. Additionally, the Funds provide a complete list of their holdings at the end of each calendar quarter to various market database venues. The portfolio holdings of the United States Treasury Trust are posted on Shelton’s public website (https://sheltoncap.com/) as of the last business day of the previous month, no later than the fifth business day of the following month.

Shareholders will receive portfolio holdings information via annual and semi-annual reports, which will be mailed to shareholders and posted on the Funds’ website. Portfolio holdings will be made available by Gemini Financial Services, the Trust’s service provider, ten business day after month-end by releasing the information to ratings agencies. A more complete description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

Dividends and Taxes

Dividends. Any investment in the Funds typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Because your situation may be different, it is important that you consult your tax advisor about the tax implications of your investment in any of the Funds. As a shareholder, you are entitled to your share of the dividends your Fund earns. The S&P 500 Index Fund, S&P MidCap Index Fund, S&P SmallCap Index Fund, Shelton Equity Income Fund, and Nasdaq-100 Index Fund distribute substantially all of their dividends quarterly and the Shelton Sustainable Equity Fund, distributes annually. Shareholders of record on the second to last business day of the quarter will receive the dividends. The U.S. Government Securities Fund distributes substantially all of its dividends monthly. The Money Market Fund pays dividends daily and distributes dividends monthly. Shareholders of record on the second to last business day of the month will receive the dividends. Capital gains are generally paid on the last day of November, to shareholders of record on the second to last business day of November of each year. However, the Equity Income Fund will generally pay short-term capital gain distributions (taxable as ordinary income to shareholders) on a quarterly basis to the extent of net gains from option trading activity that are not offset by capital losses. At the beginning of each year, shareholders are provided with information detailing the tax status of any dividend the Funds have paid during the previous year. After every distribution, the value of a Fund share drops by the amount of the distribution. If you purchase shares of one of the Funds before the record date of a distribution and elect to have distributions paid to you in cash, you will pay the full price for the shares and then receive some portion of that price back in the form of a taxable distribution. This is sometimes referred to as buying a dividend.

Federal Income Taxes. This discussion only addresses the U.S. federal income tax consequences of an investment in a Fund for U.S. persons and does not address any foreign tax consequences or, except where specifically noted, any state or local tax consequences. For purposes of this discussion, U.S. persons are:

(i)	U.S. citizens or residents;
(ii)	corporations organized in the United States or under the law of the United States or any state;
(iii)	an estate whose income is subject to U.S. federal income taxation regardless of its source; or
(iv)	a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

This discussion does not address issues of significance to U.S. persons in special situations such as (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial) or through foreign accounts, (iv) financial institutions, (v) insurance companies (vi) broker-dealers, (vii) entities not organized under the laws of the United States or a political subdivision thereof, (viii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (ix) shareholders who are subject to the U.S. federal alternative minimum tax or to the U.S. Federal corporate minimum tax. If a pass-through entity (including for this purpose any entity treated as a partnership or S corporation for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of an owner in the entity will generally depend upon the status of the owner and the activities of the entity.

For further information regarding the U.S. federal income tax consequences of an investment in a Fund, investors should see the SAI under “FEDERAL INCOME TAXES-Taxation of the Funds.”

Non-U.S. persons that are considering the purchase of shares should consult with their own tax advisers regarding the U.S. federal, foreign, state and local tax consequences of the purchase, ownership and disposition of shares in a Fund.

Each Fund expects to meet all requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) necessary to qualify for treatment as a “regulated investment company” (RIC) and thus does not expect to pay any U.S. federal income tax on income and capital gains distributed to shareholders. The Funds also intend to meet certain distribution requirements such that the Fund is not subject to U.S. federal income tax in general. This discussion assumes that the Funds will qualify under Subchapter M of the Code as RICs and will satisfy such distribution requirements. There can be no guarantee that this assumption will be correct.

Investors should consult with their tax advisers regarding the U.S. federal, foreign, state and local tax consequences of an investment in the Fund.

Taxation of Fund Distributions

For U.S. federal income tax purposes, shareholders of a Fund are generally subject to taxation based on the underlying character of the income and gain recognized by the Fund and distributed to the shareholders.

Distributions of net capital gains that are properly designated by a Fund as capital gain dividends (“capital gain dividends”) will be taxable to shareholders as long-term capital gains. Generally, distributions of earnings derived from ordinary income and short-term capital gains will be taxable as ordinary income. Certain distributions from a Fund may be “qualified dividend income;’ which will be taxed to individuals and other non-corporate shareholders at long-term capital gains rates so long as certain holding period and other requirements are met. Shareholders that are domestic C corporation may be able to take a dividends-received deduction for 50% of the dividends they receive from a Fund, to the extent such dividends are received by the Fund from a domestic corporation and to the extent a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends, subject to certain holding period (that must be met by both the Fund and the shareholder) and debt-financing limitations.

A Fund may realize long-term capital gains. A Fund may realize short-term capital gains from the sale of investments that the Fund owned for one year or less or from transactions in section 1256 contracts. A Fund may realize ordinary income from foreign currency gains, from interest on indebtedness owned by the Fund, and from other sources. The term “Section 1256 contract” refers to regulated future contracts, foreign currency contracts, non-equity options, debt options, dealer equity options, and certain other options. The Funds’ investments in Section 1256 contracts are taxed annually on a “marked to market” basis as if sold for their fair market values at the end of the tax year. Gains and losses on section 1256 contracts are generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss (with certain exceptions).

A Fund’s investments in options and other derivatives (such as futures contracts and swaps) may change the amount, timing and character of distributions to shareholders. Such investments will be subject to special tax rules, which may accelerate taxable income to the Fund, shorten the holding period of the Fund’s securities, convert short-term capital losses into long-term capital losses, or convert long-term capital gains into short-term capital gains taxable resulting in distributions taxable as ordinary income to shareholders.

Distribution or earnings made shortly after a shareholder purchases shares of a Fund will be taxable even when such distribution is in effect a return of capital because the distributions were earned by the Fund prior to the shareholder’s investment. An investor can avoid this result by investing soon after a Fund has paid a dividend.

If a Fund invests in stock of a real-estate investment trust (a “REIT”), it may be eligible to pay “section 199A dividends” to its shareholders with respect to qualified dividends received by it from its investment in REITs. For taxable years beginning before January 1, 2026, Section 199A dividends are taxable to individual and other noncorporate shareholders at a reduced effective federal income tax rate, provided that certain holding period requirements and other conditions are satisfied.

Sale or Redemption of Fund Shares

A shareholder who sells or redeems shares of a Fund generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the amount received in the redemption (net of any applicable redemption fees) and the shareholder’s aggregate adjusted basis in the shares surrendered.

Any capital gain or loss realized upon redemption of shares of a Fund is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as a short-term capital gain or loss if the shares have been held for one year or less. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. The deductibility of capital losses is subject to significant limitations. For more information, see the SAI under “FEDERAL INCOME TAXES-Sale or Redemption of Shares.”

An exchange of shares issued by different Funds represents the taxable redemption of shares of one Fund and the purchase of shares of the other Fund. Transfers between classes of the same Fund are generally not taxable transactions although certain tax reporting requirements may apply to significant holders as discussed in the SAI under “FEDERAL INCOME TAXES – Special Tax Considerations - Transfers between Classes of a Single Fund” for more information.

In certain circumstances, a loss realized upon a redemption of shares of a Fund may not be deducted currently under the rules governing “wash sales.” Persons redeeming shares should consult their own tax advisor with respect to whether the wash sale rules apply and when such a loss might be deductible.

Taxation of Certain Investments

A Fund’s investments in foreign securities may be subject to foreign withholding or other taxes, which would reduce a Fund’s yield on those securities. Shareholders generally will not be entitled to claim a foreign tax credit or deduction with respect to foreign taxes paid by a Fund, although it is possible that Fund may be able to elect to pass through foreign tax credits or deductions to its shareholders. The Funds make no assurances regarding their ability or willingness to so elect. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. For more information, see the SAI under “FEDERAL INCOME TAXES-Special Tax Considerations.”

The Funds may, at times, buy newly issued debt obligations at a discount from their stated redemption price at maturity. For U.S. federal income tax purposes, any original issue discount inherent in such investments will be included in a Fund’s ordinary income as such income accrues. Even though payment of that amount may not be received until a later time and will be subject to the risk of nonpayment, it will be distributed to shareholders as taxable dividends. The Funds may also buy debt obligations in the secondary market that are treated as having market discount. Generally, gain recognized on the disposition of such an investment is taxed as ordinary income for U.S. federal income tax purposes to the extent of the accrued market discount, but a Fund may elect instead to currently include the amount of market discount as ordinary income even though the Fund does not receive payment of such amount at that time. A Fund’s investments in certain mortgage-backed securities, asset-backed securities and derivatives may also cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements, potentially increasing the amount of capital gain dividends made to shareholders.

If a shareholder account is set up to send distributions based on received withholding instructions, these instructions can be changed at any time. If the account withholding does not need to be changed no action is needed to continue planned distributions.

Special Considerations for Investments in the Green California Tax-Free Income Fund.

A majority of dividends paid by the Green California Tax-Free Income Fund are expected to be exempt-interest dividends that will be exempt from federal income taxes and California personal income taxes. However, for federal income tax purposes, exempt-interest dividends will be taken into account in determining the taxable portion of any Social Security or railroad retirement benefits that an individual shareholder receives. In addition, income from tax-exempt bonds whose proceeds are used to fund private, for-profit activities may be subject to the federal alternative minimum tax. For shareholders that are taxed as corporations, exempt-interest dividends are generally not exempt for purposes of the California corporate franchise tax but may be exempt for purposes of the California corporate income tax.

Distributions of capital gains and any investment income that are not exempt from federal income tax will be taxable to a shareholder (both for federal and applicable California income tax purposes purposes) whether or not the shareholder reinvests the distributions in additional Fund shares. A sale or exchange of Fund shares also will be a taxable event (both for federal and applicable California income tax purposes). Any loss on the redemption of shares of the Green California Tax-Free Income Fund held for six months or less will be disallowed to the extent of the exempt-interest dividends received on such shares.

While California does not generally tax exempt-income dividends from interest earned on municipal securities of California, almost all states other than California will tax such exempt-income dividends. Accordingly, the Green California Tax-Free Income Fund may not be an appropriate investment for investors who are not subject to taxation in California.

In addition, the Green California Tax-Free Fund is generally not an optimal investment for tax-advantaged arrangements, such as 401(k) plans and individual retirement accounts, because their earnings generally are not currently taxed regardless of whether they are from exempt-interest dividends. For more information regarding the tax consequences of investments in the Green California Fund, see the SAI under “FEDERAL INCOME TAXES – Special Tax Considerations -Investments in the Green California Fund.”

Gross Proceeds and Cost Basis Reporting

The Funds (or their administrative agent) must report to the IRS and furnish to Fund shareholders gross proceeds from the sale of Fund shares. In addition, for Fund shares purchased on or after January 1, 2012, the Funds must report the cost basis information for such shares and indicate whether such shares had a short-term or long- term holding period. These requirements do not apply to investments through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement plan. If a shareholder does not make an election among the available IRS-accepted cost basis methods, the Fund will use a default cost basis method for the shareholder. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares.

Surtax on Net Investment Income

A 3.8% surtax applies to net investment income of an individual taxpayer, and on the undistributed net investment income of a trust or estate, to the extent that the taxpayer’s gross income (as adjusted) exceeds certain amounts. Net investment income includes distributions paid by a Fund (except exempt-interest dividends) and capital gains from the sale or exchange of Fund shares. For information regarding the surtax on net investment income, see the SAI under “FEDERAL INCOME TAXES-Surtax on Net Investment Income.”

Backup Withholding

The Funds are required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder who does not furnish to a Fund certain information and certifications or who is otherwise subject to backup withholding. The current backup withholding tax rate is 24% until calendar year 2026. For more information regarding backup withholding, see the SAI under “FEDERAL INCOME TAXES-Backup Withholding.”

Annual Notifications. Each year, the Funds will notify shareholders of the tax status of dividends and distributions.

Notice of Privacy Policy

FACTS	WHAT DO SHELTON CAPITAL MANAGEMENT AND THE SHELTON FUNDS DO WITH YOUR PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and account transactions

● Account balances and transaction history

● Wire transfer instructions

HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.
REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DO WE SHARE:	CAN YOU LIMIT THIS SHARING?
For our everyday business purpose – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We do not share.
For non-affiliates to market to you	No	We do not share.
WHO WE ARE
Who is providing this notice?	Shelton Capital Management
WHAT WE DO
How does Shelton Capital Management protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Shelton Capital Management collect my personal information?	We collect your personal information, for example, when you ● open an account ● provide account information or give us your contact information ● make a wire transfer or deposit money
Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes-information about your creditworthiness

● affiliates from using your information to market to you

● sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

[See below for more on your rights under state law.]

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Shelton Capital Management does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ● Shelton Capital Management does not jointly market.
OTHER IMPORTANT INFORMATION
California Residents	If your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Use of Email Addresses:

If you have requested information regarding Shelton Capital Management products and services and supplied your email address to us, we may occasionally send you follow-up communications or information on additional products or services. Additionally, registered clients can subscribe to the following email services:

●	Prospectus and Shareholder Reports- Receive prospectuses and shareholder reports online instead of by U.S. Mail.

●	Paperless Statements- Receive an e-mail with a link to our Website informing you that our investor statements are available online to view, print or download.

●	Tax Form Alerts- Receive an e-mail in early January informing you if you will receive tax forms for your taxable Shelton mutual funds, including the approximate date they will be mailed.

We also include instructions and links for unsubscribing from Shelton Capital Management emails. We do not sell email addresses to anyone, although we may disclose email addresses to third parties that perform administrative or marketing services for us. We may track receipt of emails to gauge the effectiveness of our communications.

Financial Highlights:

The financial highlights table is intended to help you understand each Funds’ performance for the past five fiscal years. Certain information reflects financial results of a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., whose report, along with the Funds’ financial statements are included in the Annual Report, available upon request. For fiscal years prior to August 31, 2021, the Funds’ financial information was audited by another auditor.

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

Green California Tax-Free Income Fund	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Investor Shares	August 31,	August 31,	August 31,	August 31,	August 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$10.66	$11.65	$11.76	$11.72	$11.29
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.23	0.21	0.21	0.21	0.23
Net gain/(loss) on securities (both realized and unrealized)	(0.14)	(0.98)	(0.10)	0.06	0.45
Total from investment operations	0.09	(0.77)	0.11	0.27	0.68
LESS DISTRIBUTIONS
Dividends from net investment income	(0.24)	(0.22)	(0.22)	(0.21)	(0.23)
Distributions from capital gains	—	—	—	(0.02)	(0.02)
Total distributions	(0.24)	(0.22)	(0.22)	(0.23)	(0.25)
Net asset value, end of year or period	$10.51	$10.66	$11.65	$11.76	$11.72

Total return	0.81%	(6.68)%	0.96%	2.31%	6.10%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$41,954	$46,580	$56,902	$61,357	$66,144
Ratio of expenses to average net assets	0.70%	0.76%	0.74%	0.75%	0.77%
Ratio of net investment income/(loss) to average net assets	2.18%	1.86%	1.82%	1.82%	2.01%
Portfolio turnover	26%	15%	7%	9%	4%

(a) Calculated based upon average shares outstanding.

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

S&P 500 Index Fund Investor Shares	Year Ended August 31, 2023	Year Ended August 31, 2022	Year Ended August 31, 2021	Year Ended August 31, 2020	Year Ended August 31, 2019
Net asset value, beginning of year	$62.40	$74.67	$62.19	$56.00	$56.03
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.82	0.73	0.73	0.81	0.82
Net gain/(loss) on securities (both realized and unrealized)	8.51	(8.86)	16.93	10.49	0.44
Total from investment operations	9.33	(8.13)	17.66	11.30	1.26
LESS DISTRIBUTIONS
Dividends from net investment income	(0.89)	(0.79)	(0.77)	(0.85)	(0.88)
Distributions from capital gains	(2.12)	(3.35)	(4.41)	(4.26)	(0.41)
Total distributions	(3.01)	(4.14)	(5.18)	(5.11)	(1.29)
Net asset value, end of year or period	$68.72	$62.40	$74.67	$62.19	$56.00

Total return	15.54%	(11.54)%	30.46%	21.44%	2.40%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$228,102	$208,367	$243,580	$196,133	$185,170
Ratio of expenses to average net assets:	0.41%	0.43%	0.43%	0.48%	0.50%
Ratio of net investment income/(loss) to average net assets	1.33%	1.06%	1.09%	1.46%	1.52%
Portfolio turnover	1%	3%	9%	8%	3%

S&P 500 Index Fund	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
K Shares	August 31,	August 31,	August 31,	August 31,	August 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$62.20	$74.45	$62.02	$55.92	$55.96
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.51	0.37	0.40	0.53	0.54
Net gain/(loss) on securities (both realized and unrealized)	8.49	(8.83)	16.89	10.47	0.45
Total from investment operations	9.00	(8.46)	17.29	11.00	0.99
LESS DISTRIBUTIONS
Dividends from net investment income	(0.58)	(0.44)	(0.45)	(0.64)	(0.62)
Distributions from capital gains	(2.12)	(3.35)	(4.41)	(4.26)	(0.41)
Total distributions	(2.70)	(3.79)	(4.86)	(4.90)	(1.03)
Net asset value, end of year or period	$68.50	$62.20	$74.45	$62.02	$55.92

Total return	14.97%	(11.99)%	29.82%	20.84%	1.88%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$2,353	$2,130	$3,899	$3,085	$6,165
Ratio of expenses to average net assets	0.91%	0.93%	0.93%	0.98%	0.99%
Ratio of net investment income/(loss) to average net assets	0.83%	0.53%	0.59%	0.96%	1.02%
Portfolio turnover	1%	3%	9%	8%	3%

(a) Calculated based upon average shares outstanding.

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

S&P MidCap Index Fund	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Investor Shares	August 31,	August 31,	August 31,	August 31,	August 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$24.55	$30.45	$23.07	$23.85	$28.77
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.26	0.24	0.29	0.22	0.23
Net gain/(loss) on securities (both realized and unrealized)	2.22	(3.26)	9.30	0.80	(2.23)
Total from investment operations	2.48	(3.02)	9.59	1.02	(2.00)
LESS DISTRIBUTIONS
Dividends from net investment income	(0.31)	(0.37)	(0.22)	(0.24)	(0.24)
Distributions from capital gains	(1.79)	(2.51)	(1.99)	(1.56)	(2.68)
Total distributions	(2.10)	(2.88)	(2.21)	(1.80)	(2.92)
Net asset value, end of year or period	$24.93	$24.55	$30.45	$23.07	$23.85

Total return	10.50%	(10.66)%	44.10%	4.18%	(6.85)%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$108,031	$108,466	$132,128	$98,496	$107,054
Ratio of expenses to average net assets	0.58%	0.62%	0.62%	0.66%	0.67%
Ratio of net investment income/(loss) to average net assets	1.06%	0.88%	0.99%	0.97%	0.95%
Portfolio turnover	13%	12%	19%	13%	13%

S&P MidCap Index Fund	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
K Shares	August 31,	August 31,	August 31,	August 3 1,	August 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$23.57	$29.32	$22.29	$23.47	$28.37
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.13	0.10	0.14	0.11	0.11
Net gain/(loss) on securities (both realized and unrealized)	2.12	(3.12)	8.97	0.50	(2.19)
Total from investment operations	2.25	(3.02)	9.11	0.61	(2.08)
LESS DISTRIBUTIONS
Dividends from net investment income	(0.18)	(0.22)	(0.09)	(0.23)	(0.14)
Distributions from capital gains	(1.79)	(2.51)	(1.99)	(1.56)	(2.68)
Total distributions	(1.97)	(2.73)	(2.08)	(1.79)	(2.82)
Net asset value, end of year or period	$23.85	$23.57	$29.32	$22.29	$23.47

Total return	9.88%	(11.05)%	43.33%	2.37%	(7.27)%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$714	$761	$1,338	$1,059	$3,077
Ratio of expenses to average net assets	1.08%	1.12%	1.12%	1.16%	1.17%
Ratio of net investment income/(loss) to average net assets	0.56%	0.37%	0.48%	0.49%	0.45%
Portfolio turnover	13%	12%	19%	13%	13%

(a) Calculated based upon average shares outstanding.

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

S&P SmallCap Index Fund Investor Shares	Year Ended August 31, 2023	Year Ended August 31, 2022	Year Ended August 31, 2021	Year Ended August 31, 2020	Year Ended August 31, 2019
Net asset value, beginning of year	$22.18	$27.78	$19.03	$20.52	$26.43
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.22	0.19	0.15	0.12	0.15
Net gain/(loss) on securities (both realized and unrealized)	0.97	(3.29)	9.61	(0.05)	(4.27)
Total from investment operations	1.19	(3.10)	9.76	0.07	(4.12)
LESS DISTRIBUTIONS
Dividends from net investment income	(0.26)	(0.25)	(0.12)	(0.15)	(0.15)
Distributions from capital gains	(1.86)	(2.25)	(0.89)	(1.41)	(1.64)
Total distributions	(2.12)	(2.50)	(1.01)	(1.56)	(1.79)
Net asset value, end of year or period	$21.25	$22.18	$27.78	$19.03	$20.52

Total return	5.47%	(12.15)%	52.93%	(0.18)%	(15.82)%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$50,383	$54,011	$64,461	$46,948	$61,412
Ratio of expenses to average net assets	0.72%	0.80%	0.81%	0.83%	0.81%
Ratio of net investment income/(loss) to average net assets	1.06%	0.76%	0.59%	0.60%	0.70%
Portfolio turnover	12%	14%	14%	20%	14%

S&P SmallCap Index Fund	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
K Shares	August 31,	August 31,	August 31,	August 31,	August 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$21.37	$26.85	$18.43	$19.96	$25.77
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.11	0.06	0.03	0.02	0.05
Net gain/(loss) on securities (both realized and unrealized)	0.94	(3.17)	9.30	(0.05)	(4.16)
Total from investment operations	1.05	(3.11)	9.33	(0.03)	(4.11)
LESS DISTRIBUTIONS
Dividends from net investment income	(0.15)	(0.12)	(0.02)	(0.09)	(0.06)
Distributions from capital gains	(1.86)	(2.25)	(0.89)	(1.41)	(1.64)
Total distributions	(2.01)	(2.37)	(0.91)	(1.50)	(1.70)
Net asset value, end of year or period	$20.41	$21.37	$26.85	$18.43	$19.96

Total return	4.94%	(12.60)%	52.18%	(0.74)%	(16.22)%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$1,757	$1,854	$3,569	$2,306	$4,908
Ratio of expenses to average net assets	1.22%	1.31%	1.31%	1.33%	1.31%
Ratio of net investment income/(loss) to average net assets	0.56%	0.27%	0.10%	0.12%	0.21%
Portfolio turnover	12%	14%	14%	20%	14%

(a) Calculated based upon average shares outstanding.

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

Shelton Equity Income Fund	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Investor Shares	August 31,	August 31,	August 31,	August 31,	August 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$15.72	$19.31	$18.68	$20.05	$24.53
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.23	0.16	0.18	0.25	0.36
Net gain/(loss) on securities (both realized and unrealized)	1.77	(1.71)	4.62	1.22	(0.51)
Total from investment operations	2.00	(1.55)	4.80	1.47	(0.15)
LESS DISTRIBUTIONS
Dividends from net investment income	(1.30)	(1.61)	(1.64)	(1.50)	(0.68)
Distributions from capital gains	(0.22)	(0.43)	(2.53)	(1.34)	(3.65)
Total distributions	(1.52)	(2.04)	(4.17)	(2.84)	(4.33)
Net asset value, end of year or period	$16.20	$15.72	$19.31	$18.68	$20.05

Total return	13.65%	(8.72)%	30.38%	7.99%	0.41%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$524,125	$360,196	$226,412	$150,038	$148,997
Ratio of expenses to average net assets	0.69%	0.72%	0.74%	0.84%	0.82%
Ratio of net investment income/(loss) to average net assets	1.51%	0.91%	0.99%	1.33%	1.77%
Portfolio turnover	79%	49%	108%	113%	21%

Shelton Equity Income Fund	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
K Shares	August 31,	August 31,	August 31,	August 31,	August 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$15.01	$18.69	$18.21	$19.74	$24.22
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.15	0.05	0.09	0.16	0.26
Net gain/(loss) on securities (both realized and unrealized)	1.68	(1.62)	4.48	1.19	(0.50)
Total from investment operations	1.83	(1.57)	4.57	1.35	(0.24)
LESS DISTRIBUTIONS
Dividends from net investment income	(1.20)	(1.68)	(1.56)	(1.54)	(0.59)
Distributions from capital gains	(0.22)	(0.43)	(2.53)	(1.34)	(3.65)
Total distributions	(1.42)	(2.11)	(4.09)	(2.88)	(4.24)
Net asset value, end of year or period	$15.42	$15.01	$18.69	$18.21	$19.74

Total return	13.07%	(9.17)%	29.73%	7.40%	(0.08)%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$619	$654	$1,391	$1,382	$2,601
Ratio of expenses to average net assets	1.19%	1.23%	1.24%	1.34%	1.32%
Ratio of net investment income/(loss) to average net assets	0.99%	0.30%	0.49%	0.85%	1.27%
Portfolio turnover	79%	49%	108%	113%	21%

(a) Calculated based upon average shares outstanding.

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

Nasdaq-100 Index Fund	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
Investor Shares	August 31,		August 31,		August 31,		August 31,		August 31,
	2023		2022		2021		2020		2019
Net asset value, beginning of year	$27.28		$35.45		$27.78		$18.78		$18.85
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.13		0.09		0.07		0.10		0.11
Net gain/(loss) on securities (both realized and unrealized)	6.99		(7.31)		7.98		10.32		0.18
Total from investment operations	7.12		(7.22)		8.05		10.42		0.29
LESS DISTRIBUTIONS
Dividends from net investment income	(0.13)		(0.07)		(0.11)		(0.10)		(0.12)
Distributions from capital gains	(0.77)		(0.88)		(0.27)		(1.32)		(0.24)
Total distributions	(0.90)		(0.95)		(0.38)		(1.42)		(0.26)
Net asset value, end of year or period	$33.50		$27.28		$35.45		$27.78		$18.78

Total return	27.05%		(20.95)%		29.31%		58.98%		1.72%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)	$1,287,407		$971,812		$1,188,238		$89,163		$607,521
Ratio of expenses to average net assets:
Before expense reimbursements	0.66%		0.63%		0.63%		0.70%		0.74%
After expense reimbursements	0.50	%(b)	0.50	%(b)	0.50	%(b)	0.50	%(b)	0.50	%(b)
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	0.30%		0.16%		0.11%		0.27%		0.40%
After expense reimbursements	0.46%		0.29%		0.24%		0.47%		0.64%
Portfolio turnover	22%		6%		7%		12%		18%

Nasdaq-100 Index Fund	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
K Shares	August 31,		August 31,		August 31,		August 31,		August 31,
	2023		2022		2021		2020		2019
Net asset value, beginning of year	$26.23		$34.21		$26.88		$18.23		$18.31
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.01		(0.07)		(0.07)		(0.01)		0.02
Net gain/(Ioss) on securities (both realized and unrealized)	6.73		(7.03)		7.70		10.01		0.18
Total from investment operations	6.74		(7.10)		7.63		10.00		0.20
LESS DISTRIBUTIONS
Dividends from net investment income	(0.02)		—		(0.03)		(0.03)		(0.04)
Distributions from capital gains	(0.77)		(0.88)		(0.27)		(1.32)		(0.24)
Total distributions	(0.79)		(0.88)		(0.30)		(1.35)		(0.28)
Net asset value, end of year or period	$32.18		$26.23		$34.21		$26.88		$18.23

Total return	26.56%		(21.36)%		28.66%		58.17%		1.24%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)	$32,048		$27,273		$38,457		$31,064		$24,755
Ratio of expenses to average net assets:
Before expense reimbursements	0.91%		1.02%		1.13%		1.20%		1.24%
After expense reimbursements	0.91	%(b)	1.00	%(b)	1.00	%(b)	1.00	%(b)	1.00	%(b)
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	0.05%		(0.24)%		(0.38)%		(0.23)%		(0.10)%
After expense reimbursements	0.05%		(0.22)%		(0.25)%		(0.03)%		0.14%
Portfolio turnover	22%		6%		7%		12%		18%

(a) Calculated based upon average shares outstanding.

(b)  CCO Fees are not included in the expense limitation.

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

Nasdaq-100 Index Fund Institutional Shares(a)	Year Ended August 31, 2023	Period Ended August 31, 2022(a)
Net asset value, beginning of year	$27.28	$29.61
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(b)	0.22	0.07
Net gain/(loss) on securities (both realized and unrealized)	6.93	(2.38)
Total from investment operations	7.15	(2.31)
LESS DISTRIBUTIONS
Dividends from net investment income	(0.13)	(0.02)
Distributions from capital gains	(0.77)	—
Total distributions	(0.90)	(0.02)
Net asset value, end of year or period	$33.53	$27.28

Total return	27.15%	(7.80	)%(c)

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)	$5,022	$0
Ratio of expenses to average net assets:
Before expense reimbursements	0.38%	0.39	%(d)
After expense reimbursements	0.26%	0.39	%(d),(e)
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	0.58%	0.49	%(d)
After expense reimbursements	0.71%	0.49	%(d)
Portfolio turnover	22%	6%

(a) Calculated based upon average shares outstanding.

(b) CCO Fees are not included in the expense limitation.

(c) Not Annualized.

(d) Annualized.

(e) See Note 2 for reference to expenses excluded.

U.S. Government Securities Fund	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
Investor Shares	August 31,		August 31,		August 31,		August 31,		August 31,
	2023		2022		2021		2020		2019
Net asset value, beginning of year	$9.65		$10.59		$10.94		$10.57		$9.98
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.17		0.11		0.12		0.13		0.15
Net gainZ(loss) on securities (both realized and unrealized)	(0.28)		(0.92)		(0.35)		0.37		0.59
Total from investment operations	(0.11)		(0.81)		(0.23)		0.50		0.74
LESS DISTRIBUTIONS
Dividends from net investment income	(0.18)		(0.13)		(0.12)		(0.13)		(0.15)
Total distributions	(0.18)		(0.13)		(0.12)		(0.13)		(0.15)
Net asset value, end of year or period	$9.36		$9.65		$10.59		$10.94		$10.57

Total return	(1.17)%		(7.72)%		(2.14)%		4.78%		7.48%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$14,110		$15,006		$18,846		$22,034		$17,263
Ratio of expenses to average net assets:
Before expense reimbursements	0.87%		1.08%		1.00%		0.93%		0.99%
After expense reimbursements	0.73	%(b)	0.75	%(b)	0.75	%(b)	0.75	%(b)	0.76	%(b)
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	1.68%		0.80%		0.84%		1.07%		1.23%
After expense reimbursements	1.81%		1.12%		1.10%		1.25%		1.47%
Portfolio turnover	46%		9%		15%		10%		8%

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

U.S. Government Securities Fund K Shares	Year Ended August 31, 2023		Year Ended August 31, 2022		Year Ended August 31, 2021		Year Ended August 31, 2020		Year Ended August 31, 2019
Net asset value, beginning of year	$9.67		$10.61		$10.96		$10.59		$10.01
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.12		0.06		0.06		0.08		0.10
Net gain/(loss) on securities (both realized and unrealized)	(0.29)		(0.92)		(0.35)		0.37		0.58
Total from investment operations	(0.17)		(0.86)		(0.29)		0.45		0.68
LESS DISTRIBUTIONS
Dividends from net investment income	(0.13)		(0.08)		(0.06)		(0.08)		(0.10)
Total distributions	(0.13)		(0.08)		(0.06)		(0.08)		(0.10)
Net asset value, end of year or period	$9.37		$9.67		$10.61		$10.96		$10.59

Total return	(1.76)%		(8.14)%		(2.61)%		4.28%		6.87%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$602		$787		$1,385		$1,672		$2,250
Ratio of expenses to average net assets:
Before expense reimbursements	1.38%		1.58%		1.51%		1.44%		1.49%
After expense reimbursements	1.23	%(b)	1.25	%(b)	1.25	%(b)	1.26	%(b)	1.26	%(b)
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	1.11%		0.28%		0.33%		0.58%		0.75%
After expense reimbursements	1.25%		0.62%		0.60%		0.76%		0.98%
Portfolio turnover	46%		9%		15%		10%		8%

(a) Calculated based upon average shares outstanding.

(b) CCO fees are not included in the expense limitation.

The United States Treasury Trust Investor Shares	Year Ended August 31, 2023		Year Ended August 31, 2022		Year Ended August 31, 2021		Year Ended August 31, 2020		Year Ended August 31, 2019
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00
INCOME FROM INVESTMENT OPERATIONS
Net investment income/ (loss)(a)	0.03		—	(b)	—		0.01		0.02
Net gain/(loss) on securities (both realized and unrealized)	0.01		—		—		—		—
Total from investment operations	0.04		—		—		0.01		0.02
LESS DISTRIBUTIONS
Dividends from net investment income	(0.04)		—		—		(0.01)		(0.02)
Distributions from capital gains	—	(b)	—		—		—		—
Total distributions	(0.04)		—		—		(0.01)		(0.02)
Net asset value, end of year or period	$1.00		$1.00		$1.00		$1.00		$1.00

Total return	3.73%		0.20%		0.00%		0.67%		1.75%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year or period (000s)	$24,873		$31,334		$37,276		$36,917		$37,479
Ratio of expenses to average net assets:
Before expense reimbursements	0.87%		0.81%		0.77%		0.78%		0.77%
After expense reimbursements	0.73	%(c)	0.24	%(c)	0.07	%(c)	0.45	%(c)	0.55	%(c)
Ratio of net investment income/(loss) to average net assets
Before expense reimbursements	3.23%		(0.37)%		(0.70)%		0.35%		1.51%
After expense reimbursements	3.37%		0.19%		0.00%		0.68%		1.73%

(a) Calculated based upon average shares outstanding.

(b) Less than $0.01 per share.

(c) CCO Fees are not included in the expense limitation.

Financial Highlights For a Share Outstanding Throughout Each Year or Period (Continued)

Shelton Sustainable Equity Fund Investor Shares	Year Ended August 31, 2023		Year Ended August 31, 2022	Year Ended August 31, 2021	Year Ended August 31, 2020	Year Ended August 31, 2019
Net asset value, beginning of year	$34.99		$49.07	$29.65	$18.44	$17.20
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)	0.05		0.37	(0.08)	(0.01)	0.03
Net gain/(loss) on securities (both realized and unrealized)	(3.13)		(12.49)	19.95	11.24	1.47
Total from investment operations	(3.08)		(12.12)	19.87	11.23	1.50
LESS DISTRIBUTIONS
Dividends from net investment income	(0.11	)(b)	(0.36)	—	(0.02)	(0.02)
Distributions from capital gains	—		(1.60)	(0.45)	—	(0.24)
Total distributions	(0.11)		(1.96)	(0.45)	(0.02)	(0.26)
Net asset value, end of year or period	$31.80		$34.99	$49.07	$29.65	$18.44

Total return	(8.80)%		(25.52)%	67.36%	60.93%	8.91%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)	$174,955		$279,669	$343,542	$91,607	$56,567
Ratio of expenses to average net assets	1.23%		1.16%	1.16%	1.28%	1.34%
Ratio of net investment income/(loss) to average net assets	0.15%		0.94%	(0.35)%	(0.05)%	0.15%
Portfolio turnover	105%		5%	12%	27%	12%

Shelton Sustainable Equity Fund						Period Ended
Institutional Shares(c)						August 31,
						2023
Net asset value, beginning of period						$29.64
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(a)						0.12
Net gain/(Ioss) on securities (both realized and unrealized)						2.22
Total from investment operations						2.34
LESS DISTRIBUTIONS
Dividends from net investment income						(0.09	)(b)
Distributions from capital gains						—
Total distributions						(0.09)
Net asset value, end of year or period						$31.89

Total retum(d)						7.90%

RATIOS / SUPPLEMENTAL DATA
Net assets, end of year (000s)						$13,162
Ratio of expenses to average net assets:						0.97	%(c)
Ratio of net investment income/(loss) to average net assets						0.43	%(c)
Portfolio turnover						105%

(a) Calculated based upon average shares outstanding.

(b) $0.02 of this distribution was return of capital.

(c) Class commenced operations on October 10, 2022.

(d) Not Annualized.

(e) Annualized.

NOTE 2 - INVESTMENT MANAGEMENT FEE AND OTHER RELATED PARTY TRANSACTIONS

Shelton Capital Management (“Shelton Capital” or the “Advisor”), a California limited partnership, provides each Fund with management and administrative services pursuant to investment management and administration servicing agreements.

In accordance with the terms of the management agreement, the Advisor receives compensation at the following annual rates:

	To $100 million in net assets	$100 million to $500 million in net assets	$500 million to $1 billion in net assets	In excess of $1 billion in net assets

Green California Tax-Free Income Fund	0.50%	0.45%	0.40%	0.40%
U.S. Government Securities Fund	0.50%	0.45%	0.40%	0.40%
U.S. Treasury Trust	0.50%	0.45%	0.40%	0.40%
S&P 500 Index Fund	0.25%	0.25%	0.25%	0.25%
S&P MidCap Index Fund	0.40%	0.40%	0.40%	0.40%
S&P SmallCap Index Fund	0.50%	0.50%	0.45%	0.40%
Shelton Equity Income Fund	0.50%	0.50%	0.45%	0.40%
Nasdaq-100 Index Fund	0.25%	0.25%	0.25%	0.25%
Shelton Sustainable Equity Fund*	0.75%	0.75%	0.75%	0.75%

*	Prior to October 10, 2022, the annual rate was 1.0%

The Fund’s Advisor, Shelton Capital Management (the “Advisor”), has contractually agreed to reimburse expenses incurred by certain Funds to the extent that total annual fund operating expenses (excluding acquired fund fees and expenses, certain compliance costs, interest, dividend, and broker expenses relating to investment strategies, taxes, extraordinary expenses such as litigation or merger and reorganization expenses, for example) exceed Contractual Expense Limitation noted in the table below. This additional contractual reimbursement is effective until January 1, 2024 for U.S Government Securities Fund, The United States Treasury Fund and for The Nasdaq-100 Index Fund, unless renewed and is subject to recoupment within three fiscal years following reimbursement. Recoupment is limited to the extent the reimbursement does not exceed any applicable expense limit and the effect of the reimbursement is measured after all ordinary operating expenses are calculated; any such reimbursement is subject to the Board of Trustees’ review and approval.

	Contractual Expense Limitation
Fund	Investor Shares	K Shares	Institutional Shares	Expiration

U.S. Government Securities Fund	0.75%**	1.25%**	N/A	1/1/24
The United States Treasury Trust*	0.53%	N/A	N/A	1/2/23
Nasdaq-100 Index Fund	0.49%	0.99%	0.25%	1/1/24

*	The United States Treasury Trust expense limitation was not renewed during the period.
**	Prior to January 1, 2023, the expense limitation was 0.74% for Investor Shares and 1.24% for K Shares.

At August 31, 2023, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Funds that may be recouped is $4,645,855. The Advisor may recapture a portion of the above amount no later than the dates as stated below. As of January 2, 2023 the U.S. Treasury Trust Fund was no longer subject to contractual expense limitations.

Fund	Expires 8/31/24	Expires 8/31/25	Expires 8/31/26	Total

U.S. Government Securities Fund	$54,782	$58,785	$20,185	$133,752
The United States Treasury Trust Fund	89,114	94,360	35,013	218,487
Nasdaq-100 Index Fund	1,308,192	1,423,929	1,561,495	4,293,616
Total	$1,452,088	$1,577,074	$1,616,693	$4,645,855

A Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is contingent upon the Board of Trustees’ review and approval prior to the time the reimbursement is initiated.

As compensation for administrative duties not covered by the management agreement, Shelton Capital receives an administration fee. The administration fee is based on assets held, in aggregate, by the Shelton Funds. The fee rates arc 0.10% on the first $500 million, 0.08% on the next $500 million, and 0.06% on combined assets over $1 billion. This administration fee is adjusted annually for inflation using the Consumer Price Index (rounded to the nearest $10 million) with a base year of 2004. Administration fees arc disclosed on the Statements of Operations.

Certain officers and trustees of the Trust arc also partners of Shelton Capital. Stephen Rogers has served as a trustee and Chairman of the Board of Trustees of the Trust since 1998, and President of the Trust since 1999. Mr. Rogers is also Chief Executive Officer of the Advisor. Gregory T. Pusch has served as the Chief Compliance Officer (“CCO”) of the Trust since March 2017. Mr. Pusch is also employed by Shelton Capital, the Advisor and Administrator to the Trust. The Trust is responsible for the portion of his salary allocated to his duties as the CCO of the Trust during his employment, and Shelton Capital is reimbursed by the Trust for this portion of his salary. The level of reimbursement is reviewed and determined by the Board of Trustees at least annually.

Shelton Funds have adopted a Distribution Plan (the “Plan”), as amended August 1, 2012, pursuant to Rule 12b-1 under the Investment Company Act of 1940, whereby the Class K Shares of each Fund of the Shelton Funds pays the Distributor for expenses that relate to the promotion and distribution of shares. Under the Plan, the Class K Shares of the Funds will pay RFS Partners, an affiliate of the Advisor, the Funds' distributor (the “Distributor”) a fee at an annual rate of 0.25%, payable monthly, of the daily net assets attributable to such Fund’s Class K Shares.

Shelton Funds adopted a Shareholder Services Plan (the “Services Plan”), whereby the K Shares of each Fund and the Investor Shares of the Nasdaq-100 Fund and Sustainable Equity Fund pay RFS Partners, the Funds' Distributor or other service providers, an annual rate of 0.25% of the average daily net assets of each applicable share class. Such amounts arc compensation for providing certain services to clients owning each applicable class, including processing purchase and redemption transactions, assisting in other administrative details and providing other information with respect to each Fund.

For the year ended August 31, 2023, the following were paid by the Class K Shares (and Investor Shares for the Nasdaq-100 Fund) of each Fund of the Trust:

Fund	Class K 12b- 1 Fees	Class K Shareholder Service Fees	Class Investor Shareholder Service Fees

U.S. Government Securities Fund	$1,820	$1,820	$—
S&P 500 Index Fund	5,525	5,525	—
S&P MidCap Index Fund	1,801	1,801	—
S&P SmallCap Index Fund	4,541	4,541	—
Shelton Equity Income Fund	1,617	1,617	—
Nasdaq-100 Index Fund	68,669	68,669	2,527,200
Sustainable Equity Fund	—	—	436,379

Management fees, Administration fees, Expense reimbursement from the manager, CCO fees and Trustees fees incurred during the year are included in the Statements of Operations.

Learn More

This Prospectus contains important information on the Funds and should be read and kept for future reference. You can also get more information from the following sources:

Annual and Semi-Annual Reports

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year. The Annual Report is incorporated by reference into this Prospectus, making it a legal part of the Prospectus.

Statement of Additional Information

The Statement of Additional Information (“SAI”) provides more detailed information about the Funds. The SAI is incorporated by reference into this Prospectus, making it a legal part of the Prospectus.

How to Obtain Additional Information

You may obtain copies of shareholder reports or the SAI free of charge by calling the Funds at (800) 955-9988, by accessing the Funds’ website at www.sheltoncap.com, or by emailing the Funds at info@sheltoncap.com.

The Funds’ reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act File No.  811-04417